                               MARKET STREET FUND

                                   PROSPECTUS

                                  May 1, 2001

                            [ ]  All Pro Broad Equity Portfolio

                            [ ]  All Pro Large Cap Growth Portfolio

                            [ ]  All Pro Large Cap Value Portfolio

                            [ ]  All Pro Small Cap Growth Portfolio

                            [ ]  All Pro Small Cap Value Portfolio

                            [ ]  Equity 500 Index Portfolio

                            [ ]  International Portfolio

                            [ ]  Mid Cap Growth Portfolio

                            [ ]  Balanced Portfolio

                            [ ]  Bond Portfolio

                            [ ]  Money Market Portfolio

This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

15732A 5.01

                               TABLE OF CONTENTS

OVERVIEW....................................................             1
INTRODUCTION TO THE ALL PRO PORTFOLIOS......................             3
  All Pro Broad Equity Portfolio............................             6
  All Pro Large Cap Growth Portfolio........................             8
  All Pro Large Cap Value Portfolio.........................            10
  All Pro Small Cap Growth Portfolio........................            12
  All Pro Small Cap Value Portfolio.........................            14
ABOUT THE OTHER PORTFOLIOS..................................            17
  Equity 500 Index Portfolio................................            17
  International Portfolio...................................            18
  Mid Cap Growth Portfolio..................................            20
  Balanced Portfolio........................................            22
  Bond Portfolio............................................            24
  Money Market Portfolio....................................            26
RISKS OF INVESTING IN THE PORTFOLIOS........................            28
INVESTMENTS AND TECHNIQUES..................................            32
MANAGEMENT..................................................            39
DESCRIPTION OF THE FUND'S SHARES............................            46
REORGANIZATION..............................................            48
APPENDIX A -- TERMS USED IN THIS PROSPECTUS.................           A-1
APPENDIX B -- FINANCIAL HIGHLIGHTS..........................           B-1
ADDITIONAL INFORMATION ABOUT THE FUND.......................    Back Cover

                                    OVERVIEW

This prospectus describes eleven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio with its own investment objective, policies, restrictions, and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective, and investors should not consider any one Portfolio alone to be a complete investment program. As with any mutual fund, there is a risk that an investor could lose money by investing in a Portfolio.

The different types of securities, investments, and investment techniques that each Portfolio uses all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation. Moreover, an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (see MARKET RISK), or the risk that the price of a particular issuer's stock may decline due to its financial results (see FINANCIAL RISK). With respect to debt securities, the risk exists that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (see CREDIT RISK, a type of FINANCIAL RISK). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (see INTEREST RATE RISK, a type of MARKET RISK). As described below, an investment in certain Portfolios entails special additional risks because the Portfolios may invest a substantial portion of their assets in foreign investments or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.

The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                               MARKET STREET FUND

        NAME OF             GROWTH         INCOME      SHORT-TERM              TYPICAL
       PORTFOLIO           POTENTIAL     POTENTIAL        RISK               INVESTMENTS
-----------------------  -------------  ------------  -------------    -----------------------
All Pro Broad Equity...  High           Low           High             Equity securities of
                                                                       U.S. companies
All Pro Large Cap        High           Low           High             Equity securities of
Growth.................                                                large U.S. companies
All Pro Large Cap        High           Low           High             Equity securities of
Value..................                                                large U.S. companies
All Pro Small Cap        High           Low           High             Equity securities of
Growth.................                                                small U.S. companies
All Pro Small Cap        High           Low           High             Equity securities of
Value..................                                                small U.S. companies
Equity 500 Index.......  High           Low           High             Equity securities of
                                                                       large U.S. companies
International..........  High           Low           High             Equity securities of
                                                                       foreign issuers
Mid Cap Growth.........  High           Low           High             Equity securities of
                                                                       mid cap U.S. companies
Balanced...............  Moderate-High  Low-Moderate  Moderate-High    Equity and debt
                                                                       securities

Bond...................  Moderate       Moderate      Moderate         Income bearing debt
                                                                       securities
Money Market...........  None           Low-Moderate  Low              Money market
                                                                       instruments

Each Portfolio's investment objective is fundamental and may not be changed unless by a vote of a majority of the outstanding voting shares of the Portfolio. Each Portfolio's investment policies are not fundamental and may be changed by the Fund's board of trustees (the "Board") without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information ("SAI").

Notwithstanding the applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Portfolio's assets may be invested in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, BUT IT IS POSSIBLE, ALTHOUGH UNLIKELY, THAT THE PORTFOLIO MAY NOT BE ABLE TO DO SO. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.

Shares of the Portfolios are available only through the purchase of certain variable life insurance and variable annuity contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related contract and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                     INTRODUCTION TO THE ALL PRO PORTFOLIOS

THE ALL PRO ADVANTAGE

The Fund currently offers five All Pro Portfolios, each of which seeks long-term capital appreciation. The All Pro Portfolios differ from the other Portfolios in that the investment adviser, Market Street Investment Management Company ("MSIM" or the "adviser"), has selected a unique team of investment subadvisers for each All Pro Portfolio, and each subadviser manages a segment of the relevant All Pro Portfolio's assets. MSIM uses a manager-of-managers strategy to seek out managers with a niche investment management specialty rather than those who try to be all things to all clients.

Except for the All Pro Broad Equity Portfolio, each All Pro Portfolio represents a specific domestic equity style discipline (at times, the "single-style" disciplines). Each All Pro Portfolio has a specific style benchmark index developed by Wilshire Associates, Inc. ("Wilshire"). The All Pro Broad Equity Portfolio represents a blend of the four domestic equity single-style disciplines used by the four other All Pro Portfolios. The five All Pro Portfolios include the following:

     - All Pro Broad Equity Portfolio

     - All Pro Large Cap Growth Portfolio

     - All Pro Large Cap Value Portfolio

     - All Pro Small Cap Growth Portfolio

     - All Pro Small Cap Value Portfolio

The four single-style All Pro Portfolios differ from the All Pro Broad Equity Portfolio in that the All Pro Broad Equity Portfolio blends each of the four single-style disciplines. Thus, the All Pro Broad Equity Portfolio invests in both LARGE and SMALL capitalization stocks that are both GROWTH-ORIENTED and VALUE-ORIENTED.

The four single-style All Pro Portfolios differ from each other in that two of these Portfolios invest principally in securities of companies with relatively large market capitalizations, while the other two Portfolios invest principally in securities of companies with relatively small market capitalizations. Within each pair of single-style Portfolios, one of these Portfolios pursues the investment objective through "growth-oriented" investments, and the other Portfolio pursues the investment objective through "value-oriented" investments.

GROWTH-ORIENTED INVESTMENTS involve seeking securities of issuers with above-average recent earnings growth rates and what a subadviser views as a reasonable likelihood of maintaining these rates in the foreseeable future.

VALUE-ORIENTED INVESTMENTS involve seeking securities that appear attractive on a dividend discount model or other valuation analysis or can be acquired for less than what a subadviser believes is the issuer's intrinsic value.

     GROWTH STOCKS:

        - Generally exhibit higher than median price-to-earnings and price-to-book ratios but below-average dividend yields;

        - Are securities of well-established issuers with a strong competitive position within their industry or less-established issuers with a competitive position within a very strong industry;

        - Are considered by many to be relatively aggressive given their valuation by the marketplace; and

        - Are, in some cases, high-volatility "momentum" stocks.

     VALUE STOCKS:

        - Generally exhibit lower than median price-to-earnings and price-to-book ratios but above-average dividend yields;

        - Are considered by many to be relatively conservative given their valuation by the marketplace; and

        - May involve "special situation" companies, such as companies with management changes, corporate or asset restructuring, or significantly undervalued assets.

Each All Pro Portfolio seeks to achieve its objective by combining the talents of multiple institutional investment management firms. MSIM has retained Wilshire, an independent and highly regarded investment consulting firm, to assist MSIM in identifying potential subadvisers and performing the quantitative analysis necessary to assess these subadvisers' styles and performance.

Wilshire:

     - Begins with a universe of over 1,000 independent institutional investment management firms;

     - Through this process, identifies the expertise of investment management firms that rarely are available to the owners of other registered products; and

     - Assists MSIM by conducting intensive research and due diligence to ensure that highly qualified and experienced managers are recommended and blended together according to their asset class styles and management strategies.

MSIM selects investment subadvisers believed to be well suited to an All Pro Portfolio according to that Portfolio's investment objective and strategies and the subadviser's management style. MSIM then assigns each subadviser a prescribed percentage of each All Pro Portfolio's assets to manage. These combinations are optimized for each All Pro Portfolio in order to control the risk exposure as compared to the All Pro Portfolio's target benchmark. Moreover, MSIM believes that multiple managers can contribute to diversification of investment risk in an All Pro Portfolio. Rebalancing of an All Pro Portfolio's cashflows to the targeted percent allocations is performed as frequently as daily if necessary.

On an ongoing basis, MSIM and Wilshire monitor the performance, style, and continuity of management of the current investment subadvisers to ensure optimal performance. Quantitative models are used to monitor the subadviser's investment management style over time to ensure the subadviser adheres to that subadviser's prescribed style mandate. Both the target allocations and the subadvisers themselves are subject to change over time. MSIM replaces subadvisers who consistently underperform the relevant benchmark or fail to meet other established criteria. As a result of a change in a subadviser, each All Pro Portfolio is subject to the risk of increased portfolio turnover with correspondingly higher brokerage expenses and other acquisition costs due to restructuring of the investment portfolio by the new subadviser, which, in turn, would result in decreased short-term performance for the All Pro Portfolio.

THE ALL PRO BENCHMARKS

The All Pro Portfolios use the following Wilshire Indices:

                 PORTFOLIO                                     WILSHIRE INDEX
--------------------------------------------------------------------------------------------
  All Pro Broad Equity Portfolio                Wilshire 5000 Index
--------------------------------------------------------------------------------------------
  All Pro Large Cap Growth Portfolio            Wilshire Large Growth Index
--------------------------------------------------------------------------------------------
  All Pro Large Cap Value Portfolio             Wilshire Large Value Index
--------------------------------------------------------------------------------------------
  All Pro Small Cap Growth Portfolio            Wilshire Small Growth Index
--------------------------------------------------------------------------------------------
  All Pro Small Cap Value Portfolio             Wilshire Small Value Index
--------------------------------------------------------------------------------------------

The Wilshire 5000 Index is an unmanaged, market-cap weighted index that includes over 7,000 publicly traded U.S. stocks. The Wilshire 5000 Index does not include stocks which are publicly traded in the U.S. but which are headquartered in foreign countries. Each All Pro Portfolio may invest in stocks not included in the applicable Wilshire Index, including foreign stocks. The Wilshire Large Growth Index and the Wilshire Large Value Index include securities from the largest 750 stocks in the Wilshire 5000 equity universe. The Wilshire Small Growth Index and the Wilshire Small Value Index include securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe, which contains all available equity securities trading in a market.

Each index for the applicable Portfolio is described in greater detail below.

[ ]  ALL PRO BROAD EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. The All Pro Broad Equity Portfolio uses four single-style segments, with a segment investing in larger or smaller capitalization stocks that are generally either growth-oriented or value-oriented. The Wilshire 5000 Index, the Portfolio's benchmark, is an unmanaged, market-cap weighted index that includes over 7,000 publicly traded U.S. stocks. The Wilshire 5000 Index does not include stocks which are publicly traded in the U.S. but that are headquartered in foreign countries.

Currently, different segments of the Portfolio's assets are managed as follows:

ALLIANCE CAPITAL
MANAGEMENT L.P.       Approximately 42.5% of the Portfolio's assets are managed
                      by an investment subadviser that uses a bottom-up investment approach that combines a quantitative scoring system and analyst judgment to identify companies with strong relative earnings growth and reasonable valuations to determine which securities to purchase for the Portfolio.

SANFORD C.
BERNSTEIN
& CO., LLC            Approximately 42.5% of the Portfolio's assets are managed
                      by an investment subadviser whose investment approach is bottom-up and price driven. Companies are ranked based on expected internal rates of return. Top-ranked companies are then subjected to intensive field research.

HUSIC CAPITAL
MANAGEMENT            Approximately 7.5% of the Portfolio's assets are managed
                      by an investment subadviser whose rigorous, bottom-up research process seeks to identify fundamental or secular changes in companies or industries that often signal higher than anticipated earnings growth. The selection process focuses on stocks of companies most likely to benefit from those changes.

REAMS ASSET
MANAGEMENT
COMPANY, LLC          Approximately 7.5% of the Portfolio's assets are managed
                      by an investment subadviser that seeks securities of companies that have the potential of high returns. This subadviser uses quantitative research analysis, including probability-weighted scenario analysis, to supplement its fundamental research about these companies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Broad Equity Portfolio is subject to MARKET RISK and FINANCIAL RISK. Certain investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGE

The performance presented below represents the performance of the Portfolio (formerly, the "Growth Portfolio") under a different investment adviser, a different investment objective, and different investment strategies. The Portfolio was operated as a single-manager portfolio prior to January 27, 2001, when the current investment adviser and subadvisers assumed responsibilities for the management of the assets. If the current investment adviser and subadvisers had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Broad Equity Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. [MARKET STREET FUND BAR CHART]

                                                              ALL PRO BROAD EQUITY PORTFOLIO* (FORMERLY,
                                                                           GROWTH PORTFOLIO)
                                                              ------------------------------------------
1991                                                                             18.50
1992                                                                              4.74
1993                                                                             10.21
1994                                                                              2.40
1995                                                                             30.39
1996                                                                             19.58
1997                                                                             24.32
1998                                                                             13.70
1999                                                                              2.98
2000                                                                              9.64

During the periods shown in the bar chart, the highest return for a quarter was 18.73% (quarter ended March 31, 1991) and the lowest return for a quarter was -11.73% (quarter ended September 30, 1998).

             AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDED DECEMBER 31, 2000)         PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
      -----------------------------------------         -------------    ------------    -------------
All Pro Broad Equity Portfolio*.......................       9.64%          13.80%           13.30%
S&P 500 Index.........................................      -9.10%          18.35%           17.46%
Wilshire 5000 Index...................................     -10.87%          16.69%           16.99%

---------------
* Prior to January 27, 2001, the "Growth Portfolio" and managed by a different adviser.

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The Wilshire 5000 Index is an unmanaged, market-cap weighted index that includes over 7,000 publicly traded U.S. stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of larger companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. The Wilshire Large Growth Index, the Portfolio's benchmark, is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

ALLIANCE CAPITAL
MANAGEMENT L.P.       Approximately 50% of its assets are managed by an
                      investment subadviser that uses a bottom-up investment approach that combines a quantitative scoring system and analyst judgment to identify companies with strong relative earnings growth and reasonable valuations to determine which securities to purchase for the Portfolio.

GEEWAX, TERKER
& CO Approximately 50% of its assets are managed by an investment subadviser that uses financial quality, sustainable growth, and downside volatility screens to eliminate issuers from consideration and purchases securities from the remaining issuers.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Large Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Large Cap Growth Portfolio by showing the Portfolio's performance from year to year over a two-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Large Growth Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND GRAPHIC]

                                                                  ALL PRO LARGE CAP GROWTH PORTFOLIO
                                                                  ----------------------------------
1999                                                                             25.52
2000                                                                            -19.00


During the periods shown on the bar chart, the highest return for a quarter was 19.50% (quarter ended December 31, 1999) and the lowest return for a quarter was -6.79% (quarter ended September 30, 1999).

                AVERAGE ANNUAL TOTAL RETURNS
         (FOR THE PERIODS ENDED DECEMBER 31, 2000)            1 YEAR    FROM INCEPTION(1)
         -----------------------------------------            ------    -----------------
All Pro Large Cap Growth Portfolio..........................  -19.00%         6.97%
Wilshire Large Growth Index.................................  -24.98%         7.75%

------------------------

(1) The Portfolio commenced operations on May 4, 1998.

The Wilshire Large Growth Index is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of larger companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer potential for long-term growth in future earnings. The Wilshire Large Value Index, the Portfolio's benchmark, is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

MELLON EQUITY
ASSOCIATES, LLP       Approximately 50% of this Portfolio's assets are managed
                      by an investment subadviser that seeks securities of companies with low risk and solid long-term growth potential through an investment process that integrates quantitative analysis and fundamental research.

SANFORD C.
BERNSTEIN
& CO., LLC            Approximately 50% of the Portfolio's assets are managed by an investment subadviser whose value-oriented investment approach is bottom-up and price driven. Companies are ranked based on expected internal rates of return. Top-ranked companies are then subjected to intensive field research.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Large Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Large Value Portfolio by showing the Portfolio's performance from year to year over a two-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Large Value Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                   ALL PRO LARGE CAP VALUE PORTFOLIO
                                                                   ---------------------------------
1999                                                                             1.49
2000                                                                             1.75

During the periods shown on the bar chart, the highest return for a quarter was 9.05% (quarter ended June 30, 1999) and the lowest return for a quarter was -10.07% (quarter ended September 30, 1999).

                AVERAGE ANNUAL TOTAL RETURNS
           (FOR PERIODS ENDED DECEMBER 31, 2000)              1 YEAR    FROM INCEPTION(1)
           -------------------------------------              ------    -----------------
All Pro Large Cap Value Portfolio...........................   1.75%           0.83%
Wilshire Large Value Index..................................   1.08%           3.69%

------------------------

(1) The Portfolio commenced operations on May 4, 1998.

The Wilshire Large Value Index is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. The Wilshire Small Growth Index, the Portfolio's benchmark, is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

HUSIC CAPITAL
MANAGEMENT            Approximately 60% of the Portfolio's assets are managed by an investment subadviser whose rigorous, bottom-up research process seeks to identify fundamental or secular changes in companies or industries that often signal higher than anticipated earnings growth. The selection process focuses on stocks of companies most likely to benefit from those changes.

LEE MUNDER
INVESTMENTS, LTD.     Approximately 40% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have established above-average growth, superior business positions and strong management. This subadviser emphasizes high growth sectors such as healthcare, technology and business services.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Small Cap Growth Portfolio by showing the Portfolio's performance from year to year over a two-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Small Growth Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                  ALL PRO SMALL CAP GROWTH PORTFOLIO
                                                                  ----------------------------------
1999                                                                             92.14
2000                                                                            -21.15

During the periods shown on the bar chart, the highest return for a quarter was 54.98% (quarter ended December 31, 1999) and the lowest return for a quarter was -21.46% (quarter ended December 31, 2000).

                AVERAGE ANNUAL TOTAL RETURNS
           (FOR PERIODS ENDED DECEMBER 31, 2000)              1 YEAR    FROM INCEPTION(1)
           -------------------------------------              ------    -----------------
All Pro Small Cap Growth Portfolio..........................  -21.15%         15.98%
Wilshire Small Growth Index.................................  -24.74%          2.55%

------------------------

(1) The Portfolio commenced operations on May 4, 1998.

The Wilshire Small Growth Index is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  ALL PRO SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer potential for long-term growth in future earnings. The Wilshire Small Value Index, the Portfolio's benchmark, is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

REAMS ASSET
MANAGEMENT
COMPANY, LLC          Approximately 50% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have the potential of high returns. This subadviser uses quantitative research analysis, including probability-weighted scenario analysis, to supplement its fundamental research about these companies.

STERLING CAPITAL
MANAGEMENT LLC        Approximately 50% of the Portfolio's assets are managed by an investment subadviser that uses fundamental research to seek securities of companies and issuers trading at prices below their intrinsic value. This subadviser analyzes an issuer's intrinsic value by evaluating the issuer's normalized free cash flow and return on capital to supplement its fundamental research.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by the Portfolio entail a high degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Small Cap Value Portfolio by showing the Portfolio's performance from year to year over a two-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Small Value Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                   ALL PRO SMALL CAP VALUE PORTFOLIO
                                                                   ---------------------------------
1999                                                                             -8.05
2000                                                                             20.88

During the periods shown on the bar chart, the highest return for a quarter was 16.45% (quarter ended June 30, 1999) and the lowest return for a quarter was -15.09% (quarter ended March 31, 1999).

                AVERAGE ANNUAL TOTAL RETURNS
           (FOR PERIODS ENDED DECEMBER 31, 2000)              1 YEAR    FROM INCEPTION(1)
           -------------------------------------              ------    -----------------
All Pro Small Cap Value Portfolio...........................  20.88%          -3.20%
Wilshire Small Value Index..................................  23.19%           0.58%

---------------

(1) The Portfolio commenced operations on May 4, 1998.

The Wilshire Small Value Index is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      (This page intentionally left blank)

                           ABOUT THE OTHER PORTFOLIOS

The Fund currently offers six additional Portfolios, each with different investment objectives and strategies. The Equity 500 Index, International, Mid Cap Growth, Balanced, and Bond Portfolios are managed by subadvisers selected by the adviser, MSIM. The Money Market Portfolio is advised by the adviser, MSIM.

[ ]  EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Equity 500 Index Portfolio invests primarily in common stocks included in the S&P 500 Composite Stock Price Index (the "S&P 500 Index")*. The S&P 500 Index consists of approximately 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large capitalizations.

The Portfolio employs a passive management strategy designed to track the stock composition, on a market capitalization basis, of the S&P 500 Index. The subadviser purchases and sells securities for the Portfolio in an attempt to produce investment results that substantially duplicate the performance of the common stocks represented in the S&P 500 Index.

The Portfolio expects to substantially replicate the composition of the S&P 500 Index.

Currently, the Portfolio's assets are managed by: SSgA Funds Management, Inc. ("SSgA") (formerly, "State Street Global Advisors").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Equity 500 Index Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The Equity 500 Index Portfolio commenced operations on February 7, 2000. Accordingly, we did not include a bar chart and average annual return information for the Portfolio.

---------------

*"Standard & Poor's", "S&P", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Provident Mutual Life Insurance Company and its affiliates and subsidiaries. The Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

[ ]  INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF MARKETABLE EQUITY SECURITIES OF ESTABLISHED FOREIGN ISSUER COMPANIES

PRIMARY INVESTMENT STRATEGIES

The International Portfolio invests primarily in equity securities of established foreign issuer companies or of companies organized in the United States having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital growth. Many of these securities are non-U.S. dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments. The Portfolio's subadviser uses a VALUE-ORIENTED investing strategy, which is discussed on pages 3-4, to select investments for the Portfolio.

Under normal market conditions, the Portfolio invests at least 80% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries, foreign markets, or regions other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, and GDRs (see "Investments and Techniques"). The Portfolio may invest in restricted securities, including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. The Portfolio also, under normal market conditions, may invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below.

Currently, the Portfolio's assets are managed by: The Boston Company Asset Management, LLC ("TBC").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates.

The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries. Emerging market countries are undergoing rapid development and may lack the social, political and economic stability characteristic of more developed countries.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year over a nine-year period and by showing how the Portfolio's average annual returns for one year, five years, and the period since inception, compare to those of the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                        INTERNATIONAL PORTFOLIO
                                                                        -----------------------
1992                                                                             -7.30
1993                                                                             36.11
1994                                                                              0.26
1995                                                                             14.31
1996                                                                             10.89
1997                                                                              9.66
1998                                                                             10.13
1999                                                                             29.33
2000                                                                             -2.75

During the periods shown in the bar chart, the highest return for a quarter was 15.71% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.25% (quarter ended September 30, 1998).

        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 2000)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
International Portfolio.....................      -2.75%          11.01%              9.86%
EAFE Index..................................     -14.17%           7.13%             14.10%

-------------------------

(1) The Portfolio commenced operations on November 1, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia, and the Far East. The EAFE Index reflects the prices of these common stocks of these 900 companies translated into U.S. dollars with dividends reinvested net of any foreign taxes.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- A HIGH LEVEL OF LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Mid Cap Growth Portfolio invests primarily in:

     - mid cap companies whose earnings the subadviser expects to grow at a faster rate than the average company

     - mid cap companies whose market capitalization falls within the range of companies in the S&P MidCap 400 Index

Currently, the Portfolio's assets are managed by: T. Rowe Price Associates, Inc. ("T. Rowe Price").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Mid Cap Growth Portfolio invests in securities that generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to MID CAP COMPANY RISK. The stocks of mid cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

As a "growth" investor, the subadviser believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward the company with a higher stock price.

In selecting investments, the subadviser generally favors companies that:

     - have proven products or services;

     - have a record of above average earnings growth;

     - have demonstrated potential to sustain earnings growth;

     - operate in industries experiencing increasing demand; or

     - have stock prices that appear to undervalue their growth prospects.

While most assets are invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

To the extent that the Portfolio invests in ADRs, GDRs, EDRs, and foreign stocks, the Portfolio assumes additional risks relating to the risks of investing in the securities of foreign issuers and non-dollar securities. Securities of foreign issuers and non-U.S. dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates. Fund investments in futures and options, if any, are subject to additional volatility and potential losses.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGE

The performance presented below represents the performance of the Portfolio (formerly, the "Aggressive Growth Portfolio") under different investment strategies and managed by a different investment adviser prior to January 27, 2001, when the current investment adviser and subadviser assumed responsibilities for the management of the assets. The current subadviser's performance is compared with the S&P MidCap 400 Index. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below are intended to provide an indication of the risks of investing in the Mid Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                 MID CAP GROWTH PORTFOLIO* (FORMERLY,
                                                                     AGGRESSIVE GROWTH PORTFOLIO)
                                                                 ------------------------------------
1991                                                                             56.33
1992                                                                              2.58
1993                                                                               5.2
1994                                                                                 0
1995                                                                             13.48
1996                                                                                21
1997                                                                             21.21
1998                                                                              7.99
1999                                                                             15.96
2000                                                                             38.24

During the periods shown in the bar chart, the highest return for a quarter was 27.72% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.00% (quarter ended September 30, 1998).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2000)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Mid Cap Growth Portfolio*......................      38.24%          20.48%           17.13%
Russell 2000 Index**...........................      -3.02%          10.31%           13.84%
S&P MidCap 400.................................      17.51%          20.41%             N/A

-------------------------

 * Prior to January 27, 2001, the "Aggressive Growth Portfolio" and managed by a different adviser.

** Price appreciation only.

The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

The S&P MidCap 400 Index is a market-value weighted index comprising 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- AS HIGH A LEVEL OF LONG-TERM TOTAL RATE OF RETURN AS IS CONSISTENT WITH PRUDENT INVESTMENT RISK

PRIMARY INVESTMENT STRATEGIES

The Balanced Portfolio's equity portion is invested primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or trade in the over-the-counter markets. The Portfolio's subadviser uses a GROWTH-ORIENTED strategy as described on page 3. The subadviser believes that these companies tend to fall into two categories:

     - High Unit Volume Growth -- vital, creative companies that offer goods or services to a rapidly expanding marketplace. These companies include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

     - Positive Life Cycle Changes -- companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

The subadviser focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities that appear to have some potential for capital appreciation. Normally, the Portfolio invests in common stocks and fixed-income securities that include commercial paper and bonds rated within the four highest rating categories by an established rating agency or, if not rated, that are determined by the subadviser to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

Currently, the Portfolio's assets are managed by: Fred Alger Management, Inc. ("Alger Management").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Generally the Balanced Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK, and INTEREST RATE RISK. To the extent that the Portfolio invests in "growth" stocks, an investment may be more volatile than other types of investments. The returns of a fund concentrating in "growth" stocks tend to vary more than the returns of a fund concentration in "value" stocks; prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments than other stocks. All of these factors make growth-stock prices more volatile than the prices of value stocks. Because the Portfolio may buy a security and sell it in a relatively short time to take advantage of current gains, the Portfolio may assume additional risks relating to SHORT-TERM TRADING. Short-term trading may result in higher turnover and transaction expenses for the Portfolio.

The Portfolio's fixed-income portion is subject to additional risks, including the sensitivity of these securities to interest-rate movements and the potential for a decline in the Portfolio's market value in the event of an issuer's falling credit rating or actual default.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGE

The performance presented below represents the performance of the Portfolio (formerly, the "Managed Portfolio") under different investment strategies and managed by a different investment adviser prior to January 27, 2001, when the current investment adviser and subadviser assumed responsibilities for the management of the assets. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Balanced Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                 BALANCED PORTFOLIO*(FORMERLY, MANAGED
                                                                              PORTFOLIO)
                                                                 -------------------------------------
1991                                                                             20.49
1992                                                                             11.96
1993                                                                             11.62
1994                                                                             -1.82
1995                                                                             24.43
1996                                                                             11.88
1997                                                                             21.23
1998                                                                             12.54
1999                                                                              0.75
2000                                                                              8.75

During the periods shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -5.67% (quarter ended September 30, 1999).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2000)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------      -----           -----            -----
Balanced Portfolio*............................       8.75%          10.83%           11.89%
S&P 500 Index..................................      -9.10%          18.35%           17.46%
Lehman Aggregate Bond Index....................      11.63%           6.46%            7.96%

-------------------------

* Prior to January 27, 2001, the "Managed Portfolio" and managed by a different adviser.

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  BOND PORTFOLIO

INVESTMENT OBJECTIVE -- A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers. The Portfolio's subadviser uses active fixed-income management techniques by focusing on four key areas: sector and sub-sector allocation; issue selection; duration; and term structure.

Currently, the Portfolio's assets are managed by: Western Asset Management Company ("Western Asset").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK, and INTEREST RATE RISK. To the extent that the Portfolio invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING, and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and the SAI. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGES

The performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to January 27, 2001, when the current investment adviser and subadviser assumed responsibilities for the management of the assets. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                            BOND PORTFOLIO
                                                                            --------------
1991                                                                             13.93
1992                                                                              5.95
1993                                                                             10.32
1994                                                                             -5.62
1995                                                                             20.45
1996                                                                              2.86
1997                                                                              9.50
1998                                                                              8.22
1999                                                                             -3.31
2000                                                                              9.68

During the periods shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2000)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio*................................       9.68%           5.25%            6.93%
Lehman Aggregate Bond Index....................      11.63%           6.46%            7.96%

-------------------------

* Prior to January 27, 2001, managed by a different adviser.

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE -- MAXIMUM CURRENT INCOME CONSISTENT WITH CAPITAL PRESERVATION AND LIQUIDITY.

PRIMARY INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in U.S. dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.

All of the Portfolio's money market instruments mature in 397 days (13 months) or less. The average maturity of these securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable net asset value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by a nationally recognized statistical rating organization ("Rating Agency"), and 95% of the Portfolio's assets are rated in the highest category (or its unrated equivalent) by a Rating Agency. A more detailed description of the rating categories is contained in the SAI and the Appendix to the SAI.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities, which may be considered OPPORTUNITY RISK. In addition, the yield of the Portfolio varies with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of your investment in the Portfolio.

To the extent that the Portfolio invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, these risks may be lessened by the high quality of the securities in which the Portfolio invests.

These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGES

The performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to January 27, 2001, when the current investment adviser assumed responsibilities for the management of the assets. If the current investment adviser had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND BAR CHART]

                                                                        MONEY MARKET PORTFOLIO*
                                                                        -----------------------
1991                                                                             5.69
1992                                                                             3.18
1993                                                                             2.59
1994                                                                             3.81
1995                                                                             5.61
1996                                                                             5.15
1997                                                                             5.33
1998                                                                             5.29
1999                                                                             4.91
2000                                                                             6.16

During periods shown in the bar chart, the highest return for a quarter was 1.64% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.62% (quarter ended June 30, 1993). The Portfolio's seven-day yield was 6.13% for the period ended December 31, 2000.

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2000)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio*........................       6.16%           5.37%            4.77%
Salomon Smith Barney 3-Month Treasury Bill
  Index........................................       5.94%           5.25%            4.86%

-------------------------

* Prior to January 27, 2001, managed by a different adviser.

The Salomon Smith Barney 3-Month Treasury Bill Index represents the monthly returns equivalents of yield averages that are not marked to market and consists of the average of the last three 3-month Treasury bill issues.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      RISKS OF INVESTING IN THE PORTFOLIOS

Each Portfolio is subject to the risk that the Portfolio may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in the Portfolio. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments. Except for the Money Market Portfolio, each Portfolio's price per share will fluctuate based on changes in the market prices of the underlying investments that each Portfolio holds.

Because each Portfolio invests in a different mix of securities and employs a different strategy for achieving the Portfolio's goals, the risks associated with each Portfolio vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. These risks include:

CORRELATION RISK. A measure of how closely two variables move together through time. For example, utility stocks tend to have a high degree of correlation because many of the same economic forces influence their share prices. Conversely, gold stock prices are not closely correlated with utility stock prices because they are influenced by very different factors. In building a diversified portfolio, investors often try to combine investments that are not closely correlated with one another.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's investments and, therefore, the value of its portfolio even if the foreign stock has not declined in value in its own currency. For example:

     - A decline in the U.S. dollar value of other currencies would reduce the value of certain portfolio investments denominated in those currencies

     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before the interest is paid to shareholders.

EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-U.S. DOLLAR SECURITIES. Investments in the securities of foreign issuers or investments in non-U.S. dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. These investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets and on certain occasions, these procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct these transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

All Portfolios except the Money Market Portfolio may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience, and limited trading volume of the securities markets in certain of these countries may also make investments in these countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.

HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of these securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than higher quality debt instruments, particularly lower quality debt instruments rated below investment-grade, but with the higher interest rate comes higher risks. Lower quality debt instruments may have the following characteristics:

     - Are speculative with lower capacity to make principal and interest payments than higher quality debt instruments;

     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

     - Are issued by entities whose ability to make principal and interest payments is more likely than entities issuing higher-rated debt instruments to be affected by changes in economic conditions or other circumstances;

     - Have limited prospects for reaching investment-grade standing and, although unlikely, may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price these securities or other investments are valued.

MANAGEMENT RISK. The risk a strategy that a Portfolio's adviser or subadviser uses does not produce the intended result. For example, the adviser's or subadviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk may relate to the market as a whole, to a sector or a sector segment, or a particular issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses that are attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity when the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses that are directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. These smaller companies may have limited product lines, markets, or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

MID CAP COMPANY RISK. The stocks of mid cap companies entail greater risk and are usually more volatile than the shares of larger companies.

GROWTH STOCK RISK. Growth stocks can be volatile for several reasons. Since they usually reinvest a high portion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

SECTOR RISK. A sector is a distinct subset of a market or an industry with components that share similar characteristics. Sectors may be more narrowly divided into sector segments. Sector risk is when the securities of a particular market or industry sector, or segment of a sector, do not move in the same direction of the market or industry as a whole.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment. The risk may be exaggerated in volatile markets.

Please see the SAI for more information on investments, investment strategies, and their related risks.

                           INVESTMENTS AND TECHNIQUES

The Portfolios are permitted to use, within limits established by the Fund's Board, certain other securities and investment practices that may have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

-----------------------------------------------------------------------------------------
   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             U.S. dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.
-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money         Credit risk and interest
                               directly from banks or         rate risks.
                               through reverse repurchase
                               agreements. No Portfolio
                               will borrow money for
                               leveraging purposes.
-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contract is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, and
                               organized or primarily         political risks and the
                               operating in, countries        risks of investing in
                               with emerging economies        securities of foreign
                               and/or securities markets      issuers and non-dollar
                               (typically located in Asia,    securities.
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of foreign
                               for use in non-U.S.            issuers and non-dollar
                               securities markets. EDRs       securities).
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.
-----------------------------------------------------------------------------------------
Securities of Foreign and      Securities of (1)              Market, currency,
International Issuers          organizations and companies    information, interest rate,
                               organized outside the          natural event, and
                               United States, (2)             political risks.
                               companies whose securities
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.
-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued by foreign financial    information, interest rate,
                               institutions or by foreign     natural event, and
                               branches of U.S. financial     political risks.
                               institutions or foreign
                               issuers.
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.
-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               investment is valued.
-----------------------------------------------------------------------------------------
Mortgage-Backed Securities     Securities backed by pools     Credit, extension,
                               of mortgages, including        prepayment, and interest
                               pass-through certificates      rate risks.
                               and collateralized mortgage
                               obligations (CMOs).
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Mortgage Dollar Rolls          A Portfolio sells              Interest rate and
                               securities for delivery in     prepayment, risks.
                               the current month and
                               simultaneously contracts
                               with the same counterparty
                               to repurchase similar
                               securities on a specified
                               future date. The Portfolio
                               may benefit to the extent
                               of any difference between
                               the price received for
                               securities sold and the
                               lower forward price for the
                               future purchase or fee
                               income plus the interest
                               earned on the cash proceeds
                               of the securities sold
                               until the settlement date
                               of the forward purchase.
-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.
-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB+      Credit, market, liquidity,
Instruments                    and below by S&P or Ba1 and    valuation, and information
                               below by Moody's (or by        risks, and risks of
                               other rating agencies such     investing in lower-quality
                               as Fitch, or comparable        debt instruments.
                               unrated securities (see the
                               Appendix to the SAI)).
-----------------------------------------------------------------------------------------
Asset-Backed Securities        Securities backed primarily    Credit, extension,
                               by pools of non-mortgage       prepayment, and interest
                               related collateral such as     rate risks.
                               credit cards, auto loans,
                               equipment lease
                               receivables, etc.
-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension, and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.
-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities, often used
                               to facilitate borrowing.
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide a Portfolio
                               with cash, or other liquid
                               debt or equity securities
                               as collateral.
-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security shortly     Market risk.
                               after purchase or
                               repurchasing it shortly
                               after it was sold (which
                               can lead to higher turnover
                               and transaction expenses).
-----------------------------------------------------------------------------------------
Small Capitalization           Smaller companies included     Market and small company
Companies                      in the Wilshire 5000 equity    risk.
                               universe that rank
                               typically from number 751
                               to number 2,500 by market
                               capitalization.
-----------------------------------------------------------------------------------------
Mid Capitalization             Mid cap companies include      Market and mid cap company
Companies                      those companies whose          risk.
                               market capitalization falls
                               within the range of
                               companies in the S&P 400
                               Index.
-----------------------------------------------------------------------------------------
Exchange Traded Funds          ETFs are baskets of            Market, hedging or
(ETFs)                         securities that, like          speculation, leverage,
                               stocks, are priced             correlation, liquidity, and
                               continuously and trade         opportunity.
                               throughout the day on
                               exchanges. ETFs may track a
                               securities index, a
                               particular market sector,
                               or a particular segment of
                               a securities index or
                               market sector.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Stock Index Futures            An agreement to buy or sell    Market, hedging or
Contracts and Options on       a specific amount of a         speculation, leverage,
Futures Contracts              stock index at a particular    correlation, liquidity, and
                               price on a stipulated          opportunity.
                               future date. Unlike an
                               option, a futures contract
                               obligates the buyer to buy
                               and the seller to sell the
                               underlying commodity or
                               financial instrument at the
                               agreed-upon price and date
                               or to pay or receive money
                               in an amount equal to such
                               price. An option on a
                               futures contract gives the
                               portfolio the right, for a
                               specified price, to sell or
                               to purchase the underlying
                               futures contract at any
                               time during the option
                               period.
-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit, and
                               a future date; market value    leverage risks.
                               may change before delivery.
-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain securities and practices that may be somewhat more risky, as a percentage of portfolio assets.

                                       ALL      ALL     ALL      ALL
                              ALL      PRO      PRO     PRO      PRO
                              PRO     LARGE    LARGE   SMALL    SMALL
                             BROAD     CAP      CAP     CAP      CAP     EQUITY      INTER-    MID CAP                     MONEY
                             EQUITY   GROWTH   VALUE   GROWTH   VALUE   500 INDEX   NATIONAL   GROWTH    BALANCED   BOND   MARKET
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
---------------------------------------------------------------------------------------------------------------------------------
Borrowing; Reverse
Repurchase Agreements......    30       30      30       30      30        30          30        30         30       30      30
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls......     x        x       x        x       x         x           x         x          *        *       x
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements......     *        *       *        *       *         *           *         *          *        *       *
---------------------------------------------------------------------------------------------------------------------------------
REITs......................     *        *       *        *       *         *           *         *          *        *       *
---------------------------------------------------------------------------------------------------------------------------------
Securities Lending.........    30       30      30       30      30        30          30        30         30       30      30
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading.........     *        *       *        *       *         *           *         *          *        *       *
---------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalization
Companies..................     *        *       *        *       *         *           *         *          *        x       x
---------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities;
Forward Commitments(1).....    10       10      10       10      10        10          10        10         10       10      10
---------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs........     *        *       *        *       *         *           *         *          *        x       x
---------------------------------------------------------------------------------------------------------------------------------
Lower Quality Debt
Instruments................     x        x       x        x       x         x           x         x         25(2)    25(2)    x
---------------------------------------------------------------------------------------------------------------------------------
Securities of Foreign
Issuers and Non-U.S. Dollar
Securities.................    25       25      25       25      25        25           *        25         25       25      25
---------------------------------------------------------------------------------------------------------------------------------
Emerging Market
Securities.................     *        *       *        *       *         *           *         *          *        *       x
---------------------------------------------------------------------------------------------------------------------------------
Illiquid Assets(1).........    15       15      15       15      15         x          15        15         15       15      10
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND
CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Covered Call Option
Contracts..................    25       25      25       25      25        25          25        25         25        x       x
---------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
Exchange Contracts.........     *        *       *        *       *         *           *         *          *        *       x
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities.................     x        x       x        x       x         x           x         x          *        *       x
---------------------------------------------------------------------------------------------------------------------------------
Exchange Traded Funds......     *        *       *        *       *         *           *         *          *        *       x
---------------------------------------------------------------------------------------------------------------------------------
Stock Index Futures
Contracts..................     *        *       *        *       *         *           *         *          *        x       x
---------------------------------------------------------------------------------------------------------------------------------

(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and the Portfolio may or may not be currently using that practice or investing in that type of security.

x An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

ADDITIONAL SECURITIES AND PRACTICES

OTHER INVESTMENT COMPANIES. The Portfolios may invest in the securities of other investment companies within the limits of Sections 12(d)(1)(A) and (B) as permitted by the Investment Company Act of 1940 (the "1940 Act"). In connection with managing its cash position, a Portfolio may invest in the securities of other investment companies that are money market funds, which may include the Fund's affiliates (as defined in the 1940 Act), within the limits provided by the 1940 Act. In addition to a Portfolio's expenses (including the various fees), a Portfolio, as a shareholder in another investment company, also bears its pro rata portion of the other investment company's expenses (including fees).

TEMPORARY INVESTMENTS. It is the general policy of each of the Portfolios to be fully invested in accordance with its applicable investment objective and policies. However, pending investment of cash balances, or if MSIM or a subadviser believes that business or financial conditions warrant, a Portfolio, subject to the Portfolio's permitted investments, may invest without limit in cash or in money market cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies (which may include affiliates of the Fund) that invest in securities in which the Portfolios may invest. During periods when, and to the extent that, a Portfolio is invested in cash equivalents, the Portfolio will not be pursuing its investment objective.

                                   MANAGEMENT

INVESTMENT ADVISER

Under the investment advisory agreement, MSIM, at MSIM's own expense and subject to the supervision of the Fund's Board, provides each Portfolio with investment advice and manages, or arranges for the management of, the investment and reinvestment of a Portfolio's assets. MSIM also performs research services and evaluates statistical and financial data relevant to a Portfolio's investment policies, and provides the Fund's Board with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales. The compensation (as a percentage of each Portfolio's average daily net assets), paid quarterly by the Fund to MSIM, is described in the table below.

THE ALL PRO BROAD EQUITY, ALL PRO LARGE CAP GROWTH, ALL PRO LARGE CAP VALUE, ALL PRO SMALL CAP GROWTH, AND ALL PRO SMALL CAP VALUE PORTFOLIOS. As the investment adviser, MSIM uses a "manager-of-managers" approach for the All Pro Portfolios through which MSIM allocates each All Pro Portfolio's assets among two or more "specialist" investment subadvisers. MSIM selects subadvisers for an All Pro Portfolio based on a continuing quantitative and qualitative evaluation of the subadvisers' skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and, therefore, MSIM does not anticipate frequent changes in investment subadvisers. Criteria for employment of investment subadvisers include, but are not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, long term above-average performance, an ability to preserve capital in declining markets, and the expertise and level of service of the investment subadviser's staff and organization. Investment subadvisers may have different investment styles and security selection disciplines.

MSIM selects subadvisers for an All Pro Portfolio that MSIM believes can invest segments of the Portfolio in a manner such that the Portfolio overall will have characteristics and performance dynamics similar to the applicable Wilshire-style benchmark index. To this end, MSIM may select subadvisers that specialize in some but not necessarily all of the securities comprising the benchmark index. By using more than one subadviser, MSIM can acquire the expertise believed to result in optimal performance for the Portfolio.

MSIM monitors the performance of each investment subadviser and of each All Pro Portfolio. To the extent MSIM deems it appropriate to achieve a Portfolio's investment objective, MSIM reallocates Portfolio assets among individual subadvisers or recommends to the Fund that a Portfolio employ or terminate particular investment subadvisers. The Fund and MSIM may employ or terminate subadvisers without shareholder approval. In the event that a new subadviser is employed for a Portfolio segment, investors in that Portfolio will be sent additional information about the subadviser. Typically, a new subadviser will restructure the investment holdings of the Portfolio segment in accordance with the new subadviser's investment style and approach. For a new subadviser who manages 50% of the total Portfolio's assets, the result could be a portfolio turnover rate up to 50% of that Portfolio. Higher portfolio turnover rates cause increased brokerage expenses and other acquisition costs, which, in turn, can have a negative impact on the All Pro Portfolio's short-term performance. The adviser believes that a new subadviser's longer-term performance can more than compensate for the increased brokerage expenses and other acquisition costs.

MSIM has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the All Pro Portfolios and the Mid Cap Growth and Bond Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios, the Mid Cap Growth and Bond Portfolios, or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's and the Mid Cap Growth's and Bond Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, MSIM has selected each of the subadvisers listed below.

SUBADVISERS TO THE ALL PRO BROAD EQUITY PORTFOLIO. The assets of the All Pro Broad Equity Portfolio are managed in part by Alliance Capital Management L.P. ("Alliance Capital"), in part by Sanford C. Bernstein & Co., LLC ("Bernstein"), in part by Husic Capital Management ("Husic"), and in part by Reams Asset Management Company, LLC ("Reams").

    Alliance Capital. Alliance Capital is a leading global investment adviser supervising client accounts with assets, together with Bernstein, totaling approximately $454 billion as of December 31, 2000. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York.

    Bernstein. Bernstein is an indirect wholly owned subsidiary of Alliance Capital. Bernstein's conducts its investment management services with the assistance of the Bernstein Investment Research and Management Unit of Alliance Capital (the "Bernstein Unit"). The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("Bernstein Inc."), a registered investment adviser acquired by Alliance Capital in October 2000 that had over 30 years experience managing large cap value portfolios for institutional clients, and together with Alliance Capital, managed approximately $454 billion as of December 31, 2000. Bernstein is located at 767 Fifth Avenue, New York, New York.

    Husic. Husic offers products across the market capitalization spectrum and is dedicated to growth style management. Husic managed on behalf of institutions and individuals approximately $2.2 billion as of March 31, 2001. Husic is located at 555 California Street, Suite 2900, San Francisco, California 94104.

    Reams. Reams provides investment management services primarily to institutional clients. Reams offers small-cap and small to mid cap value products for its clients and had approximately $9.9 billion in assets under management as of March 31, 2001. Reams is located at 227 Washington Street, Columbus, Indiana.

SUBADVISERS TO THE ALL PRO LARGE CAP GROWTH PORTFOLIO. The assets of the All Pro Large Cap Growth Portfolio are managed in part by Alliance Capital and in part by Geewax, Terker & Co. ("Geewax").

    Alliance Capital. Alliance Capital is a leading global investment adviser supervising client accounts with assets, together with Bernstein, totaling approximately $454 billion as of December 31, 2000. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York.

    Geewax. Geewax has expertise in large-capitalization growth equity management and provided portfolio management for approximately $4.2 billion in assets as of March 31, 2001. Geewax is located at 414 Old Baltimore Pike, Chadds Ford, Pennsylvania 19317.

SUBADVISERS TO THE ALL PRO LARGE CAP VALUE PORTFOLIO. The assets of The All Pro Large Value Portfolio are managed in part by Mellon Equity Associates, LLP ("Mellon Equity") and in part by Bernstein.

    Mellon Equity. Mellon Equity is a Pennsylvania limited liability partnership. Mellon Bank, N.A. is the 99% limited partner and MMIP, LLC is the 1% general partner of Mellon Equity. MMIP, LLC is a wholly owned subsidiary of Mellon Bank, N.A. Mellon Equity manages all of its own research, portfolio management, marketing and client contact. Mellon Equity managed approximately $27.5 billion in assets as of March 31, 2001. Mellon Equity is located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania.

    Bernstein. Bernstein is an indirect wholly owned subsidiary of Alliance Capital. Bernstein's conducts its investment management services with the assistance of the Bernstein Investment Research and

    Management Unit of Alliance Capital (the "Bernstein Unit"). The Bernstein Unit services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("Bernstein Inc."), a registered investment adviser acquired by Alliance Capital in October 2000 that had over 30 years experience managing large cap value portfolios for institutional clients, and together with Alliance Capital, managed approximately $454 billion as of December 31, 2000. Bernstein is located at 767 Fifth Avenue, New York, New York.

SUBADVISERS TO THE ALL PRO SMALL CAP GROWTH PORTFOLIO. The assets of the All Pro Small Cap Growth Portfolio are managed in part by Husic and in part by Lee Munder Investments, Ltd. ("Munder Investments").

    Husic. Husic offers products across the market capitalization spectrum and is dedicated to growth style management. Husic managed on behalf of institutions and individuals approximately $2.2 billion as of March 31, 2001. Husic is located at 555 California Street, Suite 2900, San Francisco, California 94104.

    Munder Investments. Munder Investments emphasizes companies that have established a pattern of business success: above average growth, superior financial characteristics, superior business positions, and strong management. Munder Investments had approximately $620 million in assets under management as of March 31, 2001. Munder Investments is located at 200 Clarendon Street, Boston, Massachusetts.

SUBADVISERS TO THE ALL PRO SMALL CAP VALUE PORTFOLIO. The assets of the All Pro Small Cap Value Portfolio are managed in part by Reams and in part by Sterling Capital Management LLC ("Sterling").

    Reams. Reams provides investment management services primarily to institutional clients. Reams offers small-cap and small to mid cap value products for its clients and had approximately $9.9 billion in assets under management as of March 31, 2001. Reams is located at 227 Washington Street, Columbus, Indiana.

    Sterling. Sterling offers a small capitalization approach that focuses on the intrinsic worth of companies based on their normalized free cash flow. Sterling had total assets under management of approximately $4.0 billion as of March 31, 2001. Sterling is located at 301 South College Street, Charlotte, North Carolina.

THE EQUITY 500 INDEX, INTERNATIONAL, MID CAP GROWTH, BALANCED, BOND, AND MONEY MARKET PORTFOLIOS. MSIM also serves as investment adviser for the Equity 500 Index, International, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios. To manage the investments of the assets of these Portfolios, MSIM has engaged the following subadvisers, as listed below, each of whom serves subject to the general oversight of the Fund's Board and subject to the monitoring and supervision of MSIM.

SSgA has been engaged to manage the investments of the Equity 500 Index Portfolio's assets. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. SSgA had assets under management of approximately $720.5 billion as of March 31, 2001. SSgA is located at One International Place, Boston, MA 02110.

TBC has been engaged to manage the investments of the International Portfolio's assets. TBC had assets under management of approximately $29.5 billion as of March 31, 2001. TBC is located at One Boston Place, Boston, MA 02108.

T. Rowe Price has been engaged to manage the investments of the Mid Cap Growth Portfolio's assets. T. Rowe Price has assets under management of approximately $148.7 billion as of March 31, 2001. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD.

Alger Management has been engaged to manage the investments of the Balanced Portfolio's assets. Alger Management had assets under management of approximately $14 billion as of March 31, 2001. Alger Management is located at 1 World Trade Center, New York, New York.

Western Asset has been engaged to manage the investments of the Bond Portfolio's assets. Western Asset had assets under management of approximately $81 billion as of March 31, 2001. Western Asset is located at 117 East Colorado Blvd., Pasadena, CA.

PORTFOLIO ADVISORY FEES

The following table shows the Portfolio advisory fees paid in 2000 by the Fund to the Portfolio's investment adviser. For the All Pro, Equity 500 Index, and International Portfolios, the Fund paid these advisory fees to MSIM. For the All Pro Broad Equity (formerly, "Growth"), Mid Cap Growth (formerly, "Aggressive Growth"), Balanced (formerly, "Managed"), Bond, and Money Market Portfolios, the Fund paid these advisory fees to a former adviser.

                                                                                    MAXIMUM
                                                FEE PAID IN 2000                  ANNUAL RATE
                                           (AS A PERCENTAGE OF AVERAGE    (AS A PERCENTAGE OF AVERAGE
                PORTFOLIO                     DAILY NET ASSETS)(1)             DAILY NET ASSETS)
                ---------                  ---------------------------    ---------------------------
All Pro Broad Equity.....................             0.32%                          0.50%
All Pro Large Cap Growth.................             0.70%                          0.70%
All Pro Large Cap Value..................             0.70%                          0.70%
All Pro Small Cap Growth.................             0.90%                          0.90%
All Pro Small Cap Value..................             0.90%                          0.90%
Equity 500 Index.........................             0.24%(2)                       0.24%
International............................             0.75%                          0.75%
Mid Cap Growth...........................             0.37%                          0.50%
Balanced.................................             0.40%                          0.40%
Bond.....................................             0.35%                          0.35%
Money Market.............................             0.25%                          0.25%

-------------------------

(1) With respect to fees paid in 2000 for each of the Portfolios (except the All Pro Portfolios and the Money Market Portfolio), the fee payable by a Portfolio to the current or former adviser is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to the Adviser is indicated by the right-hand column above. See "Investment Advisory and Other Services" in the SAI for further information.

(2) Fee as a percentage of the Portfolio's daily net assets for the fiscal period February 7 through December 31, 2000.

PORTFOLIO MANAGERS

ALL PRO PORTFOLIOS. Assets of each All Pro Portfolio are managed by two or more subadvisers that have contracted with MSIM to bring a specific asset management strategy to the management of that Portfolio. Sarah Lange, CFA, President of MSIM, is the principal person responsible for evaluating the performance of subadvisers and recommending their employment or termination. Ms. Lange also serves as Chief Investment Officer and Senior Vice President of Provident Mutual Life Insurance Company. Ms. Lange has a B.A. in Economics from Dickinson College and an M.B.A. from Baruch College of the City University of New York. Ms. Lange is a Chartered Financial Analyst and has been with MSIM since 1983. Ms. Lange has over 20 years investment experience and previous employers include Penn Mutual Life Insurance Company and Mellon Bank.

The table below summarizes the background data with respect to each subadviser's portfolio managers that provide the day-to-day management of each Portfolios' assets.

ALL PRO BROAD EQUITY     Alliance Capital         Alliance Capital's following investment
AND ALL PRO LARGE CAP                             professionals have served as portfolio managers
GROWTH PORTFOLIOS                                 to the All Pro Broad Equity Portfolio since
                                                  January 27, 2001 and the All Pro Large Cap Growth
                                                  Portfolio since December 6, 2000: Stephen W.
                                                  Pelensky, Penn State University; M.B.A.,
                                                  University of Pennsylvania; joined Alliance
                                                  Capital in 1994, began investment experience in
                                                  1979; and William D. Baird, University of
                                                  Michigan; M.B.A., New York University; joined
                                                  Alliance Capital in 1994, began investment
                                                  experience in 1992.
ALL PRO LARGE CAP        Geewax                   Geewax's following investment professionals have
GROWTH PORTFOLIO                                  served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: John J.
                                                  Geewax: B.S., M.B.A., J.D., Ph.D. (ABD),
                                                  University of Pennsylvania; joined Geewax in
                                                  1982, began investment experience in 1980; and
                                                  Christopher P. Ouimet: B.S., Albright College;
                                                  M.B.A., St. Joseph's University; joined Geewax in
                                                  1994.
ALL PRO LARGE CAP VALUE  Mellon Equity            Mellon Equity's following investment
PORTFOLIO                                         professionals have served as portfolio managers
                                                  to the All Pro Large Cap Value Portfolio since
                                                  May 1, 1998: Robert A. Wilk, CFA: B.S. in
                                                  Management and Electrical Engineering, M.I.T.;
                                                  M.S. in Finance, M.I.T.; joined Mellon Equity in
                                                  1990, began investment experience in 1971; and
                                                  Jocelin A. Reed, CFA: B.S. in Finance,
                                                  Pennsylvania State University; M.B.A. in Finance,
                                                  University of Pittsburgh; joined Mellon Equity in
                                                  1996, began investment experience in 1991.
ALL PRO BROAD EQUITY     Bernstein                The following investment professionals have
AND ALL PRO LARGE CAP                             served as portfolio managers to the All Pro Large
VALUE PORTFOLIOS                                  Cap Value Portfolio since April 13, 2000 and to
                                                  the All Pro Broad Equity Portfolio since January
                                                  27, 2001: (1) Marilyn G. Fedak, Executive Vice
                                                  President and Chief Investment Officer -- U.S.
                                                  Value Equities at Alliance Capital since October
                                                  2, 2000 and prior to that Chief Investment
                                                  Officer and Chairman of the U.S. Equity
                                                  Investment Policy Group at Sanford C. Bernstein &
                                                  Co., Inc. ("Bernstein Inc.") since 1993; has
                                                  managed portfolio investments since 1976; joined
                                                  Bernstein in 1984; B.A., Smith College; M.B.A.,
                                                  Harvard Business School; and (2) Steven
                                                  Pisarkiewicz, with Alliance Capital's Bernstein
                                                  Unit since October 2, 2000 and prior to that with
                                                  Bernstein Inc. since 1989; Senior Portfolio
                                                  Manager since 1997; B.S., University of Missouri;
                                                  M.B.A., University of California at Berkeley.
ALL PRO BROAD EQUITY     Husic                    Husic's following investment professionals have
AND SMALL CAP GROWTH                              served as portfolio managers to the All Pro Small
PORTFOLIOS                                        Cap Growth Portfolio since May 1, 1998 and to the
                                                  All Pro Broad Equity Portfolio since January 27,
                                                  2001: Frank J. Husic,

                                                  CFA: B.S. Mathematics, Youngstown State
                                                  University; M.S. in Industrial Administration,
                                                  Carnegie Mellon University; M.A. Economics,
                                                  University of Pennsylvania; founded Husic in
                                                  1986, began investment experience in 1971; and
                                                  Ronald J. Leong, CFA: B.S. with High Honors in
                                                  Banking and Finance, San Francisco State
                                                  University; joined Husic in 1989, began
                                                  investment experience in 1989.
ALL PRO SMALL CAP        Munder Investments       Munder Investments's following investment
GROWTH PORTFOLIO                                  professionals have served as portfolio managers
                                                  to the All Pro Small Cap Growth Portfolio since
                                                  August 24, 2000; and these same professionals,
                                                  while employed at a previous investment adviser,
                                                  served as portfolio managers for the Portfolio
                                                  from May 1, 1998 to August 24, 2000: Nicholas S.
                                                  Battelle, CFA: degrees from Duke University and
                                                  Columbia University Graduate School of Business;
                                                  joined the previous investment adviser in 1982
                                                  and began investment experience in 1970; and
                                                  Jonathan F. Stone: undergraduate degree from
                                                  Brown University and M.B.A. Harvard University;
                                                  joined the previous investment adviser in 1997,
                                                  began investment experience in 1990.
ALL PRO BROAD EQUITY     Reams                    Reams' following investment professionals have
AND SMALL CAP VALUE                               served as portfolio managers to the All Pro Small
PORTFOLIOS                                        Cap Value Portfolio since December 1999 and to
                                                  the All Pro Broad Equity Portfolio since January
                                                  27, 2001: David R. Milroy: B.B.A. and M.S.,
                                                  University of Wisconsin; joined Reams in 1990 and
                                                  began investment experience in 1986; Fred W.
                                                  Reams: B.A. and M.A., Western Michigan
                                                  University; joined Reams in 1981, and began
                                                  investment experience in 1967.
ALL PRO SMALL CAP VALUE  Sterling                 Sterling's following investment professionals
PORTFOLIO                                         have served as portfolio managers to the All Pro
                                                  Small Cap Value Portfolio since February 2000:
                                                  Brian R. Walton, CFA: B.S., Indiana University;
                                                  M.B.A., University of NC-Chapel Hill; joined
                                                  Sterling in 1995; and Eduardo A. Brea, CFA: B.S.
                                                  University of Florida; M.B.A., University of
                                                  South Florida; joined Sterling in 1995.
EQUITY 500 INDEX         SSgA                     Anne Eisenburg, Portfolio Manager and Principal
PORTFOLIO                                         from SSgA, uses a sophisticated computer program.
INTERNATIONAL PORTFOLIO  TBC                      Sandor Cseh, Senior Vice President and Director
                                                  of International Equities of TBC, and D. Kirk
                                                  Henry, Senior Vice President of TBC, have been
                                                  the co-managers for the International Portfolio
                                                  since 1991. Mr. Cseh has over 30 years experience
                                                  in investment management. Mr. Henry has over 17
                                                  years experience in investment management.
MID CAP GROWTH           T. Rowe Price            The Mid Cap Growth Portfolio is managed by an
PORTFOLIO                                         investment advisory committee chaired by Brian W.
                                                  H. Berghuis, Managing Director. Mr. Berghuis and
                                                  Mr. John

                                                  Wakeman have been the lead portfolio managers of
                                                  the Portfolio since January 27, 2001. Mr.
                                                  Berghuis is a Chartered Financial Analyst, and
                                                  has been with T. Rowe Price since 1985. Mr.
                                                  Wakeman has been with T. Rowe Price since 1989.
BALANCED PORTFOLIO       Alger Management         Alger Management's following investment
                                                  professionals have served as portfolio managers
                                                  to the Balanced Portfolio since January 27, 2001:
                                                  David D. Alger: A.B. Harvard University; M.B.A.
                                                  University of Michigan; serves as President and
                                                  Chief Investment Officer, joined Alger Management
                                                  in 1971; Ron Tartaro: B.S. and M.S. Columbia
                                                  University; serves as Executive Vice President,
                                                  joined Alger Management in 1990. Lisa Gregg has
                                                  served as Portfolio Manager to the Balanced
                                                  Portfolio since February 2001; she also serves as
                                                  Senior Vice President, joined Alger in 1983.
BOND PORTFOLIO           Western Asset            Western Asset's following investment
                                                  professionals have served as portfolio managers
                                                  to the Bond Portfolio since January 27, 2001: S.
                                                  Kenneth Leech: B.A. University of Pennsylvania;
                                                  M.B.A. Wharton School; serves as Chief Investment
                                                  Officer, joined firm in 1991; and Stephen A.
                                                  Walsh, Deputy: B.A. Duke University; M.B.A.
                                                  Dartmouth College; serves as Chief Investment
                                                  Officer, joined the firm in 1990.
MONEY MARKET PORTFOLIO   MSIM                     Dina M. Welch and Kathleen Larrabee have been the
                                                  persons responsible for the day-to-day management
                                                  of the Portfolio since January 27, 2001. Ms.
                                                  Welch, Vice President, serves as the portfolio
                                                  manager and has 17 years experience managing
                                                  fixed income investments, including money market
                                                  investments. Ms. Welch has been employed by MSIM
                                                  since 1991. Ms. Larrabee, Investment Officer, has
                                                  over 16 years of investment experience and has
                                                  been employed by MSIM since 1999.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of beneficial interest for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for the existing or new portfolios.

Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct the shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the election of trustees and, absent exemptive relief from the requirements of Section 15 of the 1940 Act, the approval of investment advisory agreements. The Fund currently has Section 15 exemptive relief for the All Pro Portfolios and other Portfolios, subject to certain conditions. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, generally are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

DETERMINATION OF NET ASSET VALUE

Each Portfolio's net asset value per share (except the Money Market Portfolio) is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on each day when the New York Stock Exchange is open for business. The Money Market Portfolio's net asset value normally is determined once daily on each day that both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. The New York Stock Exchange and the Federal Reserve Bank of Philadelphia are each scheduled to be open Monday through Friday throughout the year, except for certain respective federal bank or national and other holidays. Each Portfolio's net asset value is computed by dividing the sum of the value of the portfolio securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by other Portfolios are valued by the amortized-cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE, AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA"), and to variable life insurance and annuity separate accounts of certain other insurance companies. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA, or other insurance companies to support variable life insurance policies or variable annuity contracts, or shares also may be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. In the future, shares of certain other portfolios may be sold to retail customers but, in that event, would not be sold to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Each Portfolio's price per share is based on the next daily calculation of net asset value after an order is received.

Shares of certain Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance and variable annuity contracts. Net premiums or net purchase payments under a contract are placed in one or more subaccounts of a separate account, and the assets of each separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although these purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of the purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each Portfolio will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Federal Tax Status of the Portfolios" in the SAI.

Shares of the current Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income or gain of a qualifying separate account to the extent such income or gain is attributable to assets held in the separate account for the benefit of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital-gain distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios, in each case to the extent the shares of the Portfolios are held on behalf of eligible variable insurance products. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies and their separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Federal Tax Status of the Portfolios" in the SAI.

                                 REORGANIZATION

As of close of business on January 26, 2001, Market Street Fund reorganized to a Delaware business trust from a Maryland corporation. In connection with that reorganization, the following three Portfolios changed names.

----------------------------------------------------------------------------------------
            NEW PORTFOLIO NAME                          FORMER PORTFOLIO NAME
----------------------------------------------------------------------------------------
      All Pro Broad Equity Portfolio                       Growth Portfolio
----------------------------------------------------------------------------------------
         Mid Cap Growth Portfolio                    Aggressive Growth Portfolio
----------------------------------------------------------------------------------------
            Balanced Portfolio                            Managed Portfolio
----------------------------------------------------------------------------------------

The Portfolios also changed investment approaches. The All Pro Broad Equity Portfolio also changed its investment objective.

ALL PRO BROAD EQUITY PORTFOLIO

     - New investment objective -- to seek long-term capital appreciation

     - Shift from a totally value-oriented investment strategy to an investment strategy that combines a growth-style with a value-style of investing

     - Assume an "All Pro" multiple-manager approach

     - Invest primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 Index that offer above-average potential for growth in the future

MID CAP GROWTH PORTFOLIO

     - Shift from investments primarily in securities of small capitalization companies and/or unseasoned companies to investments primarily in securities of mid cap companies

BALANCED PORTFOLIO

     - Portfolio with bond and equity portions

     - Shift to growth-oriented investment over the long term for the equity portion

                  APPENDIX A -- TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment adviser and subadvisers to the Portfolios.

     - Market Street Investment Management Company ("MSIM") (formerly, "Providentmutual Investment Management Company") serves as investment adviser to the All Pro Portfolios, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond and Money Market Portfolios.

     - The Boston Company Asset Management, LLC ("TBC") serves as investment subadviser to the International Portfolio.

     - SSgA Fund Management, Inc. ("SSgA") serves as investment subadviser to the Equity 500 Index Portfolio.

     - T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as investment subadviser to the Mid Cap Growth Portfolio.

     - Fred Alger Management, Inc. ("Alger Management") serves as investment subadviser to the Balanced Portfolio.

     - Western Asset Management Company ("Western Asset") serves as investment subadviser to the Bond Portfolio.

     - Several investment subadvisers serve as portfolio managers for the All Pro Portfolios.

     - A non-discretionary investment management consultant, Wilshire Associates Incorporated ("Wilshire"), assists MSIM in identifying and evaluating investment subadvisers to the All Pro Portfolios and the Mid Cap Growth and Bond Portfolios.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization ("Rating Agency") (e.g. "Baa3" or higher by Moody's Investors Service ("Moody's") or "BBB-" or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser or a subadviser determines to be of comparable quality. (See Appendix A to the SAI for an explanation of ratings.)

NON-U.S. DOLLAR SECURITIES: Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

                      [This page intentionally left blank]

                       APPENDIX B -- FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since commencement of operations, as applicable. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for each fiscal period has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are attached to the SAI, which is available upon request.

                                                     ALL PRO BROAD EQUITY PORTFOLIO(1)
                                                       (FORMERLY, GROWTH PORTFOLIO)
                                                            (FOR PERIODS ENDED)
                                          -------------------------------------------------------
                                          01/01/00   01/01/99   01/01/98    01/01/97     01/01/96
                                             TO         TO         TO          TO           TO
                                          12/31/00   12/31/99   12/31/98   12/31/97(2)   12/31/96
                                          --------   --------   --------   -----------   --------
Net asset value, beginning of period....  $  18.94   $  18.82   $  19.46     $  18.10    $  16.36
                                          --------   --------   --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................      0.28       0.27       0.27         0.35        0.46
  Net realized and unrealized gain
     (loss) on investments..............      1.42       0.28       1.97         3.49        2.54
                                          --------   --------   --------     --------    --------
     Total from investment operations...      1.70       0.55       2.24         3.84        3.00
                                          --------   --------   --------     --------    --------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income..................     (0.27)     (0.06)     (0.29)       (0.38)      (0.48)
  Dividends to shareholders from net
     capital gains......................     (1.19)     (0.37)     (2.59)       (2.10)      (0.78)
                                          --------   --------   --------     --------    --------
     Total distributions................     (1.46)     (0.43)     (2.88)       (2.48)      (1.26)
                                          --------   --------   --------     --------    --------
Net asset value, end of period..........  $  19.18   $  18.94   $  18.82     $  19.46    $  18.10
                                          ========   ========   ========     ========    ========
     Total Returns......................      9.64%      2.98%     13.70%       24.32%      19.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......   256,660    302,262    315,299      267,389     198,948
  Ratios of expenses to average net
     assets (annualized)(3).............      0.48%      0.48%      0.46%        0.43%       0.50%
  Ratios of net investment income to
     average net assets (annualized)....      1.32%      1.35%      1.53%        2.01%       2.80%
  Portfolio turnover rate...............        39%        46%        30%         108%         72%

-------------------------

(1) Effective January 27, 2001, the "Growth Portfolio" was renamed the "All Pro Broad Equity Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.48%, 0.48%,
    0.47%, 0.43%, and 0.50%, respectively.

                                                                     ALL PRO LARGE CAP
                                                                     GROWTH PORTFOLIO
                                                                    (FOR PERIODS ENDED)
                                                            -----------------------------------
                                                            01/01/00    01/01/99    05/04/98(1)
                                                               TO          TO           TO
                                                            12/31/00    12/31/99     12/31/98
                                                            --------    --------    -----------
Net asset value, beginning of period......................  $ 14.77     $ 11.77       $ 10.00
                                                            -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)............................     0.01       (0.01)         0.00
  Net realized and unrealized gain (loss) on
     investments..........................................    (2.70)       3.01          1.77
                                                            -------     -------       -------
     Total from investment operations.....................    (2.69)       3.00          1.77
                                                            -------     -------       -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income....    (0.00)      (0.00)        (0.00)
  Dividends to shareholders from net capital gains........    (0.58)      (0.00)        (0.00)
                                                            -------     -------       -------
     Total distributions..................................    (0.58)      (0.00)        (0.00)
                                                            -------     -------       -------
Net asset value, end of period............................  $ 11.50     $ 14.77       $ 11.77
                                                            =======     =======       =======
     Total returns........................................   (19.00)%     25.52%        17.70%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........................   45,408      37,961        14,307
  Ratios of expenses to average net assets
     (annualized)(3)......................................     0.87%       0.89%         0.90%
  Ratios of net investment income to average net assets
     (annualized).........................................     0.05%      (0.09)%        0.04%
  Portfolio turnover......................................      109%         83%           64%

-------------------------
(1)  Commencement of operations.

(2)  Total returns for periods less than one year are not annualized.

(3) Expense ratio before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 were as follows: 0.87%, 0.89%, and 0.92% (annualized), respectively.

                                                                     ALL PRO LARGE CAP
                                                                      VALUE PORTFOLIO
                                                                    (FOR PERIODS ENDED)
                                                            -----------------------------------
                                                            01/01/00    01/01/99    05/04/98(1)
                                                               TO          TO           TO
                                                            12/31/00    12/31/99     12/31/98
                                                            --------    --------    -----------
Net asset value, beginning of period......................  $  9.98     $  9.90       $ 10.00
                                                            -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)............................     0.10        0.09          0.07
  Net realized and unrealized gain (loss) on
     investments..........................................     0.07        0.06         (0.17)
                                                            -------     -------       -------
     Total from investment operations.....................     0.17        0.15         (0.10)
                                                            -------     -------       -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income....    (0.09)      (0.07)        (0.00)
  Dividends to shareholders from net capital gains........    (0.00)      (0.00)        (0.00)
                                                            -------     -------       -------
     Total distributions..................................    (0.09)      (0.07)        (0.00)
                                                            -------     -------       -------
Net asset value, end of period............................  $ 10.06     $  9.98       $  9.90
                                                            =======     =======       =======
     Total returns........................................     1.75%       1.49%        (1.00)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........................   28,630      24,319        15,616
  Ratios of expenses to average net assets
     (annualized)(3)......................................     0.92%       0.91%         0.95%
  Ratios of net investment income to average net assets
     (annualized).........................................     1.17%       1.07%         1.31%
  Portfolio turnover......................................       84%         64%           39%

-------------------------
(1)  Commencement of operations.

(2)  Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 were as follows: 0.92%, 0.91%, and 0.97% (annualized), respectively.

                                                                   ALL PRO SMALL CAP
                                                                    GROWTH PORTFOLIO
                                                                  (FOR PERIODS ENDED)
                                                      --------------------------------------------
                                                        01/01/00        01/01/99       05/04/98(1)
                                                           TO              TO              TO
                                                        12/31/00        12/31/99        12/31/98
                                                      -------------   -------------    -----------
Net asset value, beginning of period................     $ 18.83         $  9.80         $10.00
                                                         -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)......................        0.05           (0.04)         (0.01)
  Net realized and unrealized gain (loss) on
     investments....................................       (3.77)           9.07          (0.19)
                                                         -------         -------         ------
     Total from investment operations...............       (3.82)           9.03          (0.20)
                                                         -------         -------         ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income.........................................       (0.00)          (0.00)         (0.00)
  Dividends to shareholders from net capital
     gains..........................................       (0.63)          (0.00)         (0.00)
                                                         -------         -------         ------
     Total distributions............................       (0.63)          (0.00)         (0.00)
                                                         -------         -------         ------
Net asset value, end of period......................     $ 14.38         $ 18.83         $ 9.80
                                                         =======         =======         ======
     Total returns..................................      (21.15)%         92.14%         (2.00)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..................      62,120          45,200          9,685
  Ratios of expenses to average net assets
     (annualized)(3)................................        1.07%           1.11%          1.24%
  Ratios of net investment income to average net
     assets (annualized)............................       (0.58)%         (0.57)%        (0.14)%
  Portfolio turnover................................         141%            114%            82%

-------------------------

(1)  Commencement of operations.

(2)  Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 were as follows: 1.07%, 1.11%, and 1.25% (annualized), respectively.

                                                             All Pro Small Cap Value Portfolio
                                                                  (for the periods ended)
                                                           -------------------------------------
                                                           01/01/00     01/01/99     05/04/98(1)
                                                              to           to            to
                                                           12/31/00     12/31/99      12/31/98
                                                           ---------    ---------    -----------
Net asset value, beginning of period.....................   $  7.57      $  8.25       $ 10.00
                                                            -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........................      0.06         0.02          0.02
  Net realized and unrealized gain (loss) on
     investments.........................................      1.51        (0.68)        (1.77)
                                                            -------      -------       -------
     Total from investment operations....................      1.57        (0.66)        (1.75)
                                                            -------      -------       -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income...     (0.02)       (0.02)        (0.00)
  Dividends to shareholders from net capital gains.......     (0.00)       (0.00)        (0.00)
                                                            -------      -------       -------
     Total distributions.................................     (0.02)       (0.02)        (0.00)
                                                            -------      -------       -------
Net asset value, end of period...........................   $  9.12      $  7.57       $  8.25
                                                            =======      =======       =======
     Total returns.......................................     20.88%       (8.05)%      (17.50)%(2)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000).......................    22,152       11,300         8,073
  Ratios of expenses to average net assets
     (annualized)(3).....................................      1.14%        1.20%         1.28%
  Ratios of net investment income to average net assets
     (annualized)........................................      0.90%        0.39%         0.48%
  Portfolio turnover.....................................       117%         114%           38%

-------------------------

(1)  Commencement of operations.

(2)  Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998 were as follows: 1.14%, 1.21%, and 1.36% (annualized), respectively.

                                                                EQUITY 500
                                                              INDEX PORTFOLIO
                                                              ---------------
                                                                02/07/00(1)
                                                                    TO
                                                                 12/31/00
                                                              ---------------
Net asset value, beginning of period........................     $  10.00
                                                                 --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................         0.09
Net realized and unrealized gain (loss) on investments......        (0.73)
                                                                 --------
     Total from investment operations.......................        (0.64)
                                                                 --------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........        (0.00)
Dividends to shareholders from net capital gains............        (0.00)
                                                                 --------
     Total distributions....................................        (0.00)
                                                                 --------
Net asset value, end of period..............................     $   9.36
                                                                 --------
     Total returns..........................................        (6.40)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................      366,338
Ratios of expenses to average net assets (annualized)(3)....         0.28%
Ratios of net investment income to average net assets
  (annualized)..............................................         0.99%
Portfolio turnover..........................................            5%

-------------------------

(1)  Commencement of Operations.

(2)  Total returns for periods less than one year are not annualized.

(3) Expense ratio before reimbursement of expense by an affiliated insurance company for the period ended December 31, 2000 was 0.40% (annualized).

                                                       INTERNATIONAL PORTFOLIO
                                                         (FOR PERIODS ENDED)
                                      ----------------------------------------------------------
                                      01/01/00    01/01/99    01/01/98     01/01/97     01/01/96
                                         TO          TO          TO           TO           TO
                                      12/31/00    12/31/99    12/31/98     12/31/97     12/31/96
                                      --------    --------    --------    ----------    --------
Net asset value, beginning of
  period............................  $ 16.68     $ 13.85     $ 13.61      $ 13.41      $ 12.86
                                      -------     -------     -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............     0.17        0.19        0.15         0.11         0.11
  Net realized and unrealized gain
     (loss) on investments..........    (0.61)       3.61        1.14         1.08         1.23
                                      -------     -------     -------      -------      -------
     Total from investment
       operations...................    (0.44)       3.80        1.29         1.19         1.34
                                      -------     -------     -------      -------      -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income..............    (0.19)      (0.16)      (0.10)       (0.11)       (0.16)
  Dividends to shareholders from net
     capital gains..................    (1.91)      (0.81)      (0.95)       (0.88)       (0.63)
                                      -------     -------     -------      -------      -------
     Total distributions............    (2.10)      (0.97)      (1.05)       (0.99)       (0.79)
                                      -------     -------     -------      -------      -------
Net asset value, end of period......  $ 14.14     $ 16.68     $ 13.85      $ 13.61      $ 13.41
                                      =======     =======     =======      =======      =======
     Total Returns..................    (2.75)%     29.33%      10.13%        9.66%       10.89%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000).........................   78,501      88,796      71,363       62,513       50,955
  Ratios of expenses to average net
     assets (annualized)............     0.95%       0.98%       1.00%        1.02%        1.05%
  Ratios of net investment income to
     average net assets
     (annualized)...................     1.33%       1.32%       1.18%        1.13%        1.08%
  Portfolio turnover................       37%         41%         37%          37%          35%

                                                   MID CAP GROWTH PORTFOLIO(1)
                                             (FORMERLY, AGGRESSIVE GROWTH PORTFOLIO)
                                                       (FOR PERIODS ENDED)
                                     --------------------------------------------------------
                                     01/01/00    01/01/99    01/01/98    01/01/97    01/01/96
                                        TO          TO          TO          TO          TO
                                     12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
                                     --------    --------    --------    --------    --------
Net asset value, beginning of
  period...........................  $ 21.97     $ 21.91     $ 22.19     $ 18.52     $ 17.38
                                     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............     0.18        0.11        0.11        0.17        0.17
  Net realized and unrealized gain
     (loss) on investments.........     7.48        2.89        1.50        3.72        3.03
                                     -------     -------     -------     -------     -------
     Total from investment
       operations..................     7.66        3.00        1.61        3.89        3.20
                                     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........    (0.11)      (0.11)      (0.18)      (0.18)      (0.19)
  Dividends to shareholders from
     net capital gains.............    (1.81)      (2.83)      (1.71)      (0.04)      (1.87)
                                     -------     -------     -------     -------     -------
     Total distributions...........    (1.92)      (2.94)      (1.89)      (0.22)      (2.06)
                                     -------     -------     -------     -------     -------
Net asset value, end of period.....  $ 27.71     $ 21.97     $ 21.91     $ 22.19     $ 18.52
                                     =======     =======     =======     =======     =======
     Total Returns.................    38.24%      15.96%       7.99%      21.21%      21.00%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................   98,969      62,513      56,495      48,574      34,098
  Ratios of expenses to average net
     assets (annualized)(2)........     0.53%       0.57%       0.61%       0.63%       0.68%
  Ratios of net investment income
     to average net assets
     (annualized)..................     0.81%       0.59%       0.56%       0.95%       1.14%
  Portfolio turnover rate..........       68%         46%         41%         37%         47%

-------------------------
(1) Effective January 27, 2001, the "Aggressive Growth Portfolio" was renamed the "Mid Cap Growth Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.53%,
     0.57%, 0.62%, 0.63%, and 0.68%, respectively.

                                                      BALANCED PORTFOLIO(1)
                                                  (FORMERLY, MANAGED PORTFOLIO)
                                                       (FOR PERIODS ENDED)
                                     --------------------------------------------------------
                                     01/01/00    01/01/99    01/01/98    01/01/97    01/01/96
                                        TO          TO          TO          TO          TO
                                     12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
                                     --------    --------    --------    --------    --------
Net asset value, beginning of
  period...........................  $ 16.79     $ 17.68     $ 17.06     $ 14.68     $ 14.19
                                     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............     0.60        0.54        0.54        0.54        0.51
  Net realized and unrealized gain
     (loss) on investments.........     0.75       (0.41)       1.45        2.49        1.07
                                     -------     -------     -------     -------     -------
     Total from investment
       operations..................     1.35        0.13        1.99        3.03        1.58
                                     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........    (0.54)      (0.13)      (0.55)      (0.53)      (0.51)
  Dividends to shareholders from
     net capital gains.............    (0.81)      (0.89)      (0.82)      (0.12)      (0.58)
                                     -------     -------     -------     -------     -------
     Total distributions...........    (1.35)      (1.02)      (1.37)      (0.65)      (1.09)
                                     -------     -------     -------     -------     -------
Net asset value, end of period.....  $ 16.79     $ 16.79     $ 17.68     $ 17.06     $ 14.68
                                     =======     =======     =======     =======     =======
     Total Returns.................     8.75%       0.75%      12.54%      21.23%      11.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................   71,521      73,986      67,805      56,068      43,431
  Ratios of expenses to average net
     assets (annualized)(2)........     0.57%       0.57%       0.57%       0.58%       0.60%
  Ratios of net investment income
     to average net assets
     (annualized)..................     3.65%       3.25%       3.22%       3.47%       3.68%
  Portfolio turnover rate..........      157%        156%        203%         99%        106%

-------------------------
(1) Effective January 27, 2001, the "Managed Portfolio" was renamed the "Balanced Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.57%,
     0.57%, 0.58%, 0.58%, and 0.60%, respectively.

                                                              BOND PORTFOLIO(1)
                                                             (FOR PERIODS ENDED)
                                           --------------------------------------------------------
                                           01/01/00    01/01/99    01/01/98    01/01/97    01/01/96
                                              TO          TO          TO          TO          TO
                                           12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
                                           --------    --------    --------    --------    --------
Net asset value, beginning of period.....  $ 10.58     $ 11.22     $ 10.98     $ 10.67     $ 11.00
                                           -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................     0.68        0.62        0.63        0.64        0.63
  Net realized and unrealized gain (loss)
     on investments......................     0.28       (0.99)       0.25        0.33       (0.34)
                                           -------     -------     -------     -------     -------
     Total from investment operations....     0.96       (0.37)       0.88        0.97        0.29
                                           -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income...................    (0.62)      (0.15)      (0.64)      (0.66)      (0.62)
  Dividends to shareholders from net
     capital gains.......................    (0.00)      (0.12)      (0.00)      (0.00)      (0.00)
                                           -------     -------     -------     -------     -------
     Total distributions.................    (0.62)      (0.27)      (0.64)      (0.66)      (0.62)
                                           -------     -------     -------     -------     -------
Net asset value, end of period...........  $ 10.92     $ 10.58     $ 11.22     $ 10.98     $ 10.67
                                           =======     =======     =======     =======     =======
     Total Returns.......................     9.68%      (3.31)%     (8.22)%      9.50%       2.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000).......   38,982      38,182      36,846      23,350      17,087
  Ratios of expenses to average net
     assets (annualized)(2)..............     0.52%       0.52%       0.53%       0.57%       0.56%
  Ratios of net investment income to
     average net assets (annualized).....     6.59%       6.19%       6.03%       6.24%       6.08%
  Portfolio turnover.....................      202%        202%        163%        105%        133%

-------------------------

(1) Effective January 27, 2001, the Bond Portfolio's investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.52%,
     0.52%, 0.55%, 0.57%, and 0.56%, respectively.

                                                     MONEY MARKET PORTFOLIO(1)
                                                        (FOR PERIODS ENDED)
                                    -----------------------------------------------------------
                                    01/01/00    01/01/99    01/01/98    01/01/97     01/01/96
                                       TO          TO          TO          TO           TO
                                    12/31/00    12/31/99    12/31/98    12/31/97    12/31/96(2)
                                    --------    --------    --------    --------    -----------
Net asset value, beginning of
  period..........................  $   1.00    $   1.00    $  1.00     $  1.00       $  1.00
                                    --------    --------    -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............      0.06        0.05       0.05        0.05          0.05
                                    --------    --------    -------     -------       -------
     Total from investment
       operations.................      0.06        0.05       0.05        0.05          0.05
                                    --------    --------    -------     -------       -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net
  investment income...............     (0.06)      (0.05)     (0.05)      (0.05)        (0.05)
                                    --------    --------    -------     -------       -------
     Total distributions..........     (0.06)      (0.05)     (0.05)      (0.05)        (0.05)
                                    --------    --------    -------     -------       -------
Net asset value, end of period....  $   1.00    $   1.00    $  1.00     $  1.00       $  1.00
                                    ========    ========    =======     =======       =======
     Total Returns................      6.16%       4.91%      5.29%       5.33%         5.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  $(000)..........................   108,831     116,887     91,453      64,339        54,197
Ratios of expenses to average net
  assets (annualized)(3)..........      0.41%       0.40%      0.40%       0.39%         0.44%
Ratios of net investment income to
  average net assets
  (annualized)....................      5.98%       4.81%      5.15%       5.21%         5.03%

-------------------------
(1) Effective January 27, 2001, the Money Market Portfolio's investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.41%,
     0.40%, 0.42%, 0.39%, and 0.44%, respectively.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual and semi-annual reports may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Investment Company Act File No.: 811-4350

                               MARKET STREET FUND

                                   PROSPECTUS

                                  May 1, 2001


                            [ ]  Balanced Portfolio



                            [ ]  Bond Portfolio


This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

15732A 5.01

                               TABLE OF CONTENTS


OVERVIEW....................................................             1
INTRODUCTION TO THE PORTFOLIOS..............................             3
  Balanced Portfolio........................................             3
  Bond Portfolio............................................             6
RISKS OF INVESTING IN THE PORTFOLIOS........................             8
INVESTMENTS AND TECHNIQUES..................................            12
MANAGEMENT..................................................            19
DESCRIPTION OF THE FUND'S SHARES............................            21
REORGANIZATION..............................................            23
APPENDIX A -- TERMS USED IN THIS PROSPECTUS.................           A-1
APPENDIX B -- FINANCIAL HIGHLIGHTS..........................           B-1
ADDITIONAL INFORMATION ABOUT THE FUND.......................    Back Cover

                                    OVERVIEW


This prospectus describes two of the eleven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio with its own investment objective, policies, restrictions, and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective, and investors should not consider any one Portfolio alone to be a complete investment program. As with any mutual fund, there is a risk that an investor could lose money by investing in a Portfolio.



The different types of securities, investments, and investment techniques that each Portfolio uses all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation. Moreover, an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (see MARKET RISK), or the risk that the price of a particular issuer's stock may decline due to its financial results (see FINANCIAL RISK). With respect to debt securities, the risk exists that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (see CREDIT RISK, a type of FINANCIAL RISK). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (see INTEREST RATE RISK, a type of MARKET RISK). As described below, an investment in the Portfolios may entail special additional risks because the Portfolios may invest a substantial portion of their assets, although neither Portfolio is expected to do so on a regular basis, in foreign investments or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.


The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                               MARKET STREET FUND


        NAME OF             GROWTH         INCOME      SHORT-TERM              TYPICAL
       PORTFOLIO           POTENTIAL     POTENTIAL        RISK               INVESTMENTS
-----------------------  -------------  ------------  -------------    -----------------------
Balanced...............  Moderate-High  Low-Moderate  Moderate-High    Equity and debt
                                                                       securities
Bond...................  Moderate       Moderate      Moderate         Income bearing debt
                                                                       securities



Each Portfolio's investment objective is fundamental and may not be changed unless by a vote of a majority of the outstanding voting shares of the Portfolio. Each Portfolio's investment policies are not fundamental and may be changed by the Fund's board of trustees (the "Board") without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information ("SAI").



Notwithstanding the applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Portfolio's assets may be invested in cash and/or money market instruments of the type in which a money market portfolio may invest. These instruments are U.S. dollar-denominated money market instruments that present minimal credit risks, such as U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which a Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.



SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.

Shares of the Portfolios are available only through the purchase of certain variable life insurance and variable annuity contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related contract and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                         INTRODUCTION TO THE PORTFOLIOS



Each of the two Portfolios have different investment objectives and strategies. The Balanced (formerly, "Managed") and Bond Portfolios are managed by subadvisers selected by the adviser, Market Street Investment Management Company ("MSIM").


[ ]  BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- AS HIGH A LEVEL OF LONG-TERM TOTAL RATE OF RETURN AS IS CONSISTENT WITH PRUDENT INVESTMENT RISK

PRIMARY INVESTMENT STRATEGIES


The Balanced Portfolio's equity portion is invested primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or trade in the over-the-counter markets. The Portfolio's subadviser uses a GROWTH-ORIENTED strategy. GROWTH-ORIENTED INVESTMENTS involve seeking securities of issuers with above-average recent earnings growth rates and what the subadviser views as a reasonable likelihood of maintaining these rates in the foreseeable future. The subadviser believes that these companies tend to fall into two categories:


     - High Unit Volume Growth -- vital, creative companies that offer goods or services to a rapidly expanding marketplace. These companies include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

     - Positive Life Cycle Changes -- companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

The subadviser focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities that appear to have some potential for capital appreciation. Normally, the Portfolio invests in common stocks and fixed-income securities that include commercial paper and bonds rated within the 4 highest rating categories by an established rating agency or, if not rated, that are determined by the subadviser to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

Currently, the Portfolio's assets are managed by: Fred Alger Management, Inc. ("Alger Management").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Generally the Balanced Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK, and INTEREST RATE RISK. To the extent that the Portfolio invests in "growth" stocks, an investment may be more volatile than other types of investments. The returns of a fund concentrating in "growth" stocks tend to vary more than the returns of a fund concentration in "value" stocks; prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments than other stocks. All of these factors make growth-stock prices more volatile than the prices of value stocks. Because the Portfolio may buy a security and sell it in a relatively short time to take advantage of current gains, the Portfolio may assume additional risks relating to SHORT-TERM TRADING. Short-term trading may result in higher turnover and transaction expenses for the Portfolio.

The Portfolio's fixed-income portion is subject to additional risks, including the sensitivity of these securities to interest-rate movements and the potential for a decline in the Portfolio's market value in the event of an issuer's falling credit rating or actual default.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGE

Formerly the Managed Portfolio, the performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to January 27, 2001, when the current investment adviser and subadviser assumed responsibilities for the management of the assets. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Balanced Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                BALANCED PORTFOLIO* (FORMERLY, MANAGED
                                                                              PORTFOLIO)
                                                                --------------------------------------
1991                                                                             20.49
1992                                                                             11.96
1993                                                                             11.62
1994                                                                             -1.82
1995                                                                             24.43
1996                                                                             11.88
1997                                                                             21.23
1998                                                                             12.54
1999                                                                              0.75
2000                                                                              8.75

During the periods shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -5.67% (quarter ended September 30, 1999).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2000)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Balanced Portfolio*............................       8.75%          10.83%           11.89%
S&P 500 Index..................................      -9.10%          18.35%           17.46%
Lehman Aggregate Bond Index....................      11.63%           6.46%            7.96%

-------------------------

* Prior to January 27, 2001, the "Managed Portfolio" and managed by a different adviser.

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  BOND PORTFOLIO

INVESTMENT OBJECTIVE -- A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers. The Portfolio's subadviser uses active fixed-income management techniques by focusing on four key areas: sector and sub-sector allocation; issue selection; duration; and term structure.

Currently, the Portfolio's assets are managed by: Western Asset Management Company ("Western Asset").

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK, and INTEREST RATE RISK. To the extent that the Portfolio invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING, and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and the SAI. Investors should carefully read "Risks of Investing in the Portfolios" and "Investments and Techniques" below before investing in this Portfolio.

MANAGER CHANGES

The performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to January 27, 2001, when the current investment adviser and subadviser assumed responsibilities for the management of the assets. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would likely have differed from the financial information presented below in the bar chart.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year over a ten-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                            BOND PORTFOLIO
                                                                            --------------
1991                                                                             13.93
1992                                                                              5.95
1993                                                                             10.32
1994                                                                             -5.62
1995                                                                             20.45
1996                                                                              2.86
1997                                                                              9.50
1998                                                                              8.22
1999                                                                             -3.31
2000                                                                              9.68

During the periods shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2000)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio*................................       9.68%           5.25%            6.93%
Lehman Aggregate Bond Index....................      11.63%           6.46%            7.96%

-------------------------

* Prior to January 27, 2001, managed by a different adviser.

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      RISKS OF INVESTING IN THE PORTFOLIOS


Each Portfolio is subject to the risk that the Portfolio may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in the Portfolio. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments. Each Portfolio's price per share will fluctuate based on changes in the market prices of the underlying investments that each Portfolio holds.


Because each Portfolio invests in a different mix of securities and employs a different strategy for achieving the Portfolio's goals, the risks associated with each Portfolio vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. These risks include:

CORRELATION RISK. A measure of how closely two variables move together through time. For example, utility stocks tend to have a high degree of correlation because many of the same economic forces influence their share prices. Conversely, gold stock prices are not closely correlated with utility stock prices because they are influenced by very different factors. In building a diversified portfolio, investors often try to combine investments that are not closely correlated with one another.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's investments and, therefore, the value of its portfolio even if the foreign stock has not declined in value in its own currency. For example:

     - A decline in the U.S. dollar value of other currencies would reduce the value of certain portfolio investments denominated in those currencies

     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before the interest is paid to shareholders.

EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-U.S. DOLLAR SECURITIES. Investments in the securities of foreign issuers or investments in non-U.S. dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. These investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets and on certain occasions, these procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct these transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.


The Portfolios may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience, and limited trading volume of the securities markets in certain of these countries may also make investments in these countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.


HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of these securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than higher quality debt instruments, particularly lower quality debt instruments rated below investment-grade, but with the higher interest rate comes higher risks. Lower quality debt instruments may have the following characteristics:

     - Are speculative with lower capacity to make principal and interest payments than higher quality debt instruments;

     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

     - Are issued by entities whose ability to make principal and interest payments is more likely than entities issuing higher-rated debt instruments to be affected by changes in economic conditions or other circumstances;

     - Have limited prospects for reaching investment-grade standing and, although unlikely, may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price these securities or other investments are valued.

MANAGEMENT RISK. The risk a strategy that a Portfolio's adviser or subadviser uses does not produce the intended result. For example, the adviser's or subadviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk may relate to the market as a whole, to a sector or a sector segment, or a particular issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses that are attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity when the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses that are directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. These smaller companies may have limited product lines, markets, or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

MID CAP COMPANY RISK. The stocks of mid cap companies entail greater risk and are usually more volatile than the shares of larger companies.

GROWTH STOCK RISK. Growth stocks can be volatile for several reasons. Since they usually reinvest a high portion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

SECTOR RISK. A sector is a distinct subset of a market or an industry with components that share similar characteristics. Sectors may be more narrowly divided into sector segments. Sector risk is when the securities of a particular market or industry sector, or segment of a sector, do not move in the same direction of the market or industry as a whole.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment. The risk may be exaggerated in volatile markets.

Please see the SAI for more information on investments, investment strategies, and their related risks.

                           INVESTMENTS AND TECHNIQUES

The Portfolios are permitted to use, within limits established by the Fund's Board, certain other securities and investment practices that may have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             U.S. dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.
-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money         Credit risk and interest
                               directly from banks or         rate risks.
                               through reverse repurchase
                               agreements. No Portfolio
                               will borrow money for
                               leveraging purposes.
-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contract is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, and
                               organized or primarily         political risks and the
                               operating in, countries        risks of investing in
                               with emerging economies        securities of foreign
                               and/or securities markets      issuers and non-dollar
                               (typically located in Asia,    securities.
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of foreign
                               for use in non-U.S.            issuers and non-dollar
                               securities markets. EDRs       securities).
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.
-----------------------------------------------------------------------------------------
Securities of Foreign and      Securities of (1)              Market, currency,
International Issuers          organizations and companies    information, interest rate,
                               organized outside the          natural event, and
                               United States, (2)             political risks.
                               companies whose securities
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.
-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued by foreign financial    information, interest rate,
                               institutions or by foreign     natural event, and
                               branches of U.S. financial     political risks.
                               institutions or foreign
                               issuers.
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.
-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               investment is valued.
-----------------------------------------------------------------------------------------
Mortgage-Backed Securities     Securities backed by pools     Credit, extension,
                               of mortgages, including        prepayment, and interest
                               pass-through certificates      rate risks.
                               and collateralized mortgage
                               obligations (CMOs).
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Mortgage Dollar Rolls          A Portfolio sells              Interest rate and
                               securities for delivery in     prepayment, risks.
                               the current month and
                               simultaneously contracts
                               with the same counterparty
                               to repurchase similar
                               securities on a specified
                               future date. The Portfolio
                               may benefit to the extent
                               of any difference between
                               the price received for
                               securities sold and the
                               lower forward price for the
                               future purchase or fee
                               income plus the interest
                               earned on the cash proceeds
                               of the securities sold
                               until the settlement date
                               of the forward purchase.
-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.
-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB+      Credit, market, liquidity,
Instruments                    and below by S&P or Ba1 and    valuation, and information
                               below by Moody's (or by        risks, and risks of
                               other rating agencies such     investing in lower-quality
                               as Fitch, or comparable        debt instruments.
                               unrated securities (see the
                               Appendix to the SAI)).
-----------------------------------------------------------------------------------------
Asset-Backed Securities        Securities backed primarily    Credit, extension,
                               by pools of non-mortgage       prepayment, and interest
                               related collateral such as     rate risks.
                               credit cards, auto loans,
                               equipment lease
                               receivables, etc.
-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension, and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.
-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities, often used
                               to facilitate borrowing.
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide a Portfolio
                               with cash, or other liquid
                               debt or equity securities
                               as collateral.
-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security shortly     Market risk.
                               after purchase or
                               repurchasing it shortly
                               after it was sold (which
                               can lead to higher turnover
                               and transaction expenses).
-----------------------------------------------------------------------------------------
Small Capitalization           Smaller companies included     Market and small company
Companies                      in the Wilshire 5000 equity    risk.
                               universe that rank
                               typically from number 751
                               to number 2,500 by market
                               capitalization.
-----------------------------------------------------------------------------------------
Mid Capitalization             Mid cap companies include      Market and mid cap company
Companies                      those companies whose          risk.
                               market capitalization falls
                               within the range of
                               companies in the S&P 400
                               Index.
-----------------------------------------------------------------------------------------
Exchange Traded Funds          ETFs are baskets of            Market, hedging or
(ETFs)                         securities that, like          speculation, leverage,
                               stocks, are priced             correlation, liquidity, and
                               continuously and trade         opportunity.
                               throughout the day on
                               exchanges. ETFs may track a
                               securities index, a
                               particular market sector,
                               or a particular segment of
                               a securities index or
                               market sector.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Stock Index Futures            An agreement to buy or sell    Market, hedging or
Contracts and Options on       a specific amount of a         speculation, leverage,
Futures Contracts              stock index at a particular    correlation, liquidity, and
                               price on a stipulated          opportunity.
                               future date. Unlike an
                               option, a futures contract
                               obligates the buyer to buy
                               and the seller to sell the
                               underlying commodity or
                               financial instrument at the
                               agreed-upon price and date
                               or to pay or receive money
                               in an amount equal to such
                               price. An option on a
                               futures contract gives the
                               portfolio the right, for a
                               specified price, to sell or
                               to purchase the underlying
                               futures contract at any
                               time during the option
                               period.
-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit, and
                               a future date; market value    leverage risks.
                               may change before delivery.
-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain securities and practices that may be somewhat more risky, as a percentage of portfolio assets.


                                                              BALANCED    BOND
------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------
Borrowing; Reverse Repurchase Agreements....................     30        30
------------------------------------------------------------------------------
Mortgage Dollar Rolls.......................................      *         *
------------------------------------------------------------------------------
Repurchase Agreements.......................................      *         *
------------------------------------------------------------------------------
REITs.......................................................      *         *
------------------------------------------------------------------------------
Securities Lending..........................................     30        30
------------------------------------------------------------------------------
Short-term Trading..........................................      *         *
------------------------------------------------------------------------------
Smaller Capitalization Companies............................      *         x
------------------------------------------------------------------------------
When-Issued Securities; Forward Commitments(1)..............     10        10
------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........................................      *         x
------------------------------------------------------------------------------
Lower Quality Debt Instruments..............................     25(2)     25(2)
------------------------------------------------------------------------------
Securities of Foreign Issuers and Non-U.S. Dollar
Securities..................................................     25        25
------------------------------------------------------------------------------
Emerging Market Securities..................................      *         *
------------------------------------------------------------------------------
Illiquid Assets(1)..........................................     15        15
------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
------------------------------------------------------------------------------
Covered Call Option Contracts...............................     25         x
------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts.................      *         *
------------------------------------------------------------------------------
Mortgage-Backed Securities..................................      *         *
------------------------------------------------------------------------------
Exchange Traded Funds.......................................      *         *
------------------------------------------------------------------------------
Stock Index Futures Contracts...............................      *         x
------------------------------------------------------------------------------


(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and the Portfolio may or may not be currently using that practice or investing in that type of security.

x An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

ADDITIONAL SECURITIES AND PRACTICES

OTHER INVESTMENT COMPANIES. The Portfolios may invest in the securities of other investment companies within the limits of Sections 12(d)(1)(A) and (B) as permitted by the Investment Company Act of 1940 (the "1940 Act"). In connection with managing its cash position, a Portfolio may invest in the securities of other investment companies that are money market funds, which may include the Fund's affiliates (as defined in the 1940 Act), within the limits provided by the 1940 Act. In addition to the Portfolio's expenses (including the various fees), as a shareholder in another investment company, a Portfolio bears its pro rata portion of the other investment company's expenses (including fees).

TEMPORARY INVESTMENTS. It is the general policy of each of the Portfolios to be fully invested in accordance with its applicable investment objective and policies. However, pending investment of cash balances or if MSIM or a subadviser believes that business or financial conditions warrant, subject to a Portfolio's permitted investments a Portfolio may invest without limit in cash or in money market cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the securities in which the Portfolio may invest directly, and, subject to the limits of the 1940 Act, other investment companies (which may include affiliates of the Fund) that invest in securities in which the Portfolios may invest. During periods when and to the extent that a Portfolio is invested in cash equivalents, it will not be pursuing its investment objective.

                                   MANAGEMENT

INVESTMENT ADVISER


Under the investment advisory agreement, MSIM, at MSIM's own expense and subject to the supervision of the Fund's Board, provides each Portfolio with investment advice and manages, or arranges for the management of, the investment and reinvestment of the Bond and Balanced Portfolios' assets. MSIM also performs research services and evaluates statistical and financial data relevant to a Portfolio's investment policies, and provides the Fund's Board with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales. The compensation (as a percentage of each Portfolio's average daily net assets), paid quarterly by the Fund to MSIM, is described in the table below.



MSIM has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the Bond Portfolio. Wilshire does not participate in the selection of portfolio securities for the Portfolio or in any way participate in the day-to-day management of the Portfolios or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of each Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.



BALANCED AND BOND PORTFOLIOS. To manage the investments of the assets of these Portfolios, MSIM has engaged the following subadvisers, as listed below, each of whom serves subject to the general oversight of the Fund's Board and subject to the monitoring and supervision of MSIM.


Alger Management has been engaged to manage the investments of the Balanced Portfolio's assets. Alger Management had assets under management of approximately $14 billion as of March 31, 2001. Alger Management is located at 1 World Trade Center, New York, New York.

Western Asset has been engaged to manage the investments of the Bond Portfolio's assets. Western Asset had assets under management of approximately $81 billion as of March 31, 2001. Western Asset is located at 117 East Colorado Blvd., Pasadena, CA.

PORTFOLIO ADVISORY FEES


The following table shows the Portfolio advisory fees paid in 2000 by the Fund to the Portfolio's investment adviser. For the Balanced and Bond Portfolios, the Fund paid these advisory fees to a former adviser.



                                                                                       MAXIMUM
                                                            FEE PAID IN 2000         ANNUAL RATE
                                                            (AS % OF AVERAGE      (AS % OF AVERAGE
                       PORTFOLIO                          DAILY NET ASSETS)(1)    DAILY NET ASSETS)
                       ---------                          --------------------    -----------------
Balanced................................................          0.40%                 0.40%
Bond....................................................          0.35%                 0.35%


-------------------------


(1) With respect to fees paid in 2000 for each of the Portfolios, the fee payable by a Portfolio to the current or former adviser is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to the Adviser is indicated by the right-hand column above. See "Investment Advisory and Other Services" in the SAI for further information.

PORTFOLIO MANAGERS


MSIM. Sarah Lange, CFA, President of MSIM, is the principal person responsible for evaluating the performance of subadvisers and recommending their employment or termination. Ms. Lange also serves as Chief Investment Officer and Senior Vice President of Provident Mutual Life Insurance Company. Ms. Lange has a B.A. in Economics from Dickinson College and an M.B.A. from Baruch College of the City University of New York. Ms. Lange is a Chartered Financial Analyst and has been with MSIM since 1983. Ms. Lange has over 20 years investment experience and previous employers include Penn Mutual Life Insurance Company and Mellon Bank.


The table below summarizes the background data with respect to each subadviser's portfolio managers that provide the day-to-day management of each Portfolios' assets.


BALANCED PORTFOLIO       Alger Management         Alger Management's following investment
                                                  professionals have served as portfolio managers
                                                  to the Balanced Portfolio since January 27, 2001:
                                                  David D. Alger: A.B. Harvard University; M.B.A.
                                                  University of Michigan; serves as President and
                                                  Chief Investment Officer, joined Alger Management
                                                  in 1971; Ron Tartaro: B.S. and M.S. Columbia
                                                  University; serves as Executive Vice President,
                                                  joined Alger Management in 1990. Lisa Gregg has
                                                  served as Portfolio Manager to the Balanced
                                                  Portfolio since February 2001; she also serves as
                                                  Senior Vice President, joined Alger in 1983.
BOND PORTFOLIO           Western Asset            Western Asset's following investment
                                                  professionals have served as portfolio managers
                                                  to the Bond Portfolio since January 27, 2001: S.
                                                  Kenneth Leech: B.A. University of Pennsylvania;
                                                  M.B.A. Wharton School; serves as Chief Investment
                                                  Officer, joined firm in 1991; and Stephen A.
                                                  Walsh, Deputy: B.A. Duke University; M.B.A.
                                                  Dartmouth College; serves as Chief Investment
                                                  Officer, joined the firm in 1990.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of beneficial interest for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for the existing or new portfolios.


Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct the shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the election of trustees and, absent exemptive relief from the requirements of Section 15 of the 1940 Act, the approval of investment advisory agreements. The Fund currently has Section 15 exemptive relief for the Portfolios, subject to certain conditions. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, generally are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.


DETERMINATION OF NET ASSET VALUE


Each Portfolio's net asset value per share is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain national or other holidays. Each Portfolio's net asset value is computed by dividing the sum of the value of the portfolio securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.



The value of each Portfolio's securities and assets, except certain short-term debt securities held by the Portfolios, is determined on the basis of their market values. All of the short-term debt securities having remaining maturities of sixty days or less held by the Portfolios are valued by the amortized-cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.


OFFER, PURCHASE, AND REDEMPTION OF SHARES


Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA"), National Life Insurance Company ("NLIC") and to variable life insurance and annuity separate accounts of certain other insurance companies. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA, NLIC, or other insurance companies to support variable life insurance policies or variable annuity contracts, or shares also may be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. In the future, shares of certain other portfolios may be sold to retail customers but, in that event, would not be sold to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Each Portfolio's price per share is based on the next daily calculation of net asset value after an order is received.

Shares of certain Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance and variable annuity contracts. Net premiums or net purchase payments under a contract are placed in one or more subaccounts of a separate account, and the assets of each separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.


On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although these purchases and redemptions may be executed the next morning.


Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES


The Fund intends that each Portfolio will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Federal Tax Status of the Portfolios" in the SAI.



Shares of the current Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income or gain of a qualifying separate account to the extent such income or gain is attributable to assets held in the separate account for the benefit of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital-gain distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios, in each case to the extent the shares of the Portfolios are held on behalf of eligible variable insurance products. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies and their separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.



For more information about the tax status of the Fund, see "Federal Tax Status of the Portfolios" in the SAI.

                                 REORGANIZATION


As of close of business on January 26, 2001, Market Street Fund reorganized to a Delaware business trust from a Maryland corporation. In connection with that reorganization, the Managed Portfolio changed its name to the Balanced Portfolio.



The Portfolio also changed its investment approach:



     - Portfolio with bond and equity portions


     - Shift to growth-oriented investment over the long term for the equity portion

                  APPENDIX A -- TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment adviser and subadvisers to the Portfolios.


     - Market Street Investment Management Company ("MSIM") (formerly, "Providentmutual Investment Management Company") serves as investment adviser to the Balanced and Bond Portfolios.



     - Fred Alger Management, Inc. ("Alger Management") serves as investment subadviser to the Balanced Portfolio.


     - Western Asset Management Company ("Western Asset") serves as investment subadviser to the Bond Portfolio.


EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.


FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization ("Rating Agency") (e.g. 'Baa3" or higher by Moody's Investors Service ("Moody's") or "BBB-" or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser or a subadviser determines to be of comparable quality. (See Appendix A to the SAI for an explanation of ratings.)

NON-U.S. DOLLAR SECURITIES: Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

                      [This page intentionally left blank]

                       APPENDIX B -- FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for each fiscal period has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are attached to the SAI, which is available upon request.


                                                      BALANCED PORTFOLIO(1)
                                                  (FORMERLY, MANAGED PORTFOLIO)
                                                       (FOR PERIODS ENDED)
                                     --------------------------------------------------------
                                     01/01/00    01/01/99    01/01/98    01/01/97    01/01/96
                                        TO          TO          TO          TO          TO
                                     12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
                                     --------    --------    --------    --------    --------
Net asset value, beginning of
  period...........................  $ 16.79     $ 17.68     $ 17.06     $ 14.68     $ 14.19
                                     -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      .60         .54         .54         .54         .51
  Net realized and unrealized gain
     (loss) on investments.........      .75        (.41)       1.45        2.49        1.07
                                     -------     -------     -------     -------     -------
     Total from investment
       operations..................     1.35         .13        1.99        3.03        1.58
                                     -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........     (.54)       (.13)       (.55)       (.53)       (.51)
  Dividends to shareholders from
     net capital gains.............     (.81)       (.89)       (.82)       (.12)       (.58)
                                     -------     -------     -------     -------     -------
     Total distributions...........    (1.35)      (1.02)      (1.37)       (.65)      (1.09)
                                     -------     -------     -------     -------     -------
Net asset value, end of period.....  $ 16.79     $ 16.79     $ 17.68     $ 17.06     $ 14.68
                                     =======     =======     =======     =======     =======
     Total Returns.................     8.75%       0.75%      12.54%      21.23%      11.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................   71,521      73,986      67,805      56,068      43,431
  Ratios of expenses to average net
     assets (annualized)(2)........      .57%        .57%        .57%        .58%        .60%
  Ratios of net investment income
     to average net assets
     (annualized)..................     3.65%       3.25%       3.22%       3.47%       3.68%
  Portfolio turnover rate..........      157%        156%        203%         99%        106%

-------------------------
(1) Effective January 27, 2001, the "Managed Portfolio" was renamed the "Balanced Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.57%,
     0.57%, 0.58%, 0.58%, and 0.60%, respectively.

                                                              BOND PORTFOLIO(1)
                                                             (FOR PERIODS ENDED)
                                           --------------------------------------------------------
                                           01/01/00    01/01/99    01/01/98    01/01/97    01/01/96
                                              TO          TO          TO          TO          TO
                                           12/31/00    12/31/99    12/31/98    12/31/97    12/31/96
                                           --------    --------    --------    --------    --------
Net asset value, beginning of period.....  $ 10.58     $ 11.22     $ 10.98     $ 10.67     $ 11.00
                                           -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................      .68         .62         .63         .64         .63
  Net realized and unrealized gain (loss)
     on investments......................      .28        (.99)        .25         .33        (.34)
                                           -------     -------     -------     -------     -------
     Total from investment operations....      .96        (.37)        .88         .97         .29
                                           -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income...................     (.62)       (.15)       (.64)       (.66)       (.62)
  Dividends to shareholders from net
     capital gains.......................     (.00)       (.12)       (.00)       (.00)       (.00)
                                           -------     -------     -------     -------     -------
     Total distributions.................     (.62)       (.27)       (.64)       (.66)       (.62)
                                           -------     -------     -------     -------     -------
Net asset value, end of period...........  $ 10.92     $ 10.58     $ 11.22     $ 10.98     $ 10.67
                                           =======     =======     =======     =======     =======
     Total Returns.......................     9.68%      (3.31)%     (8.22)%      9.50%       2.86%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000).......   38,982      38,182      36,846      23,350      17,087
  Ratios of expenses to average net
     assets (annualized)(2)..............      .52%        .52%        .53%        .57%         56%
  Ratios of net investment income to
     average net assets (annualized).....     6.59%       6.19%       6.03%       6.24%       6.08%
  Portfolio turnover.....................      202%        202%        163%        105%        133%

-------------------------

(1) Effective January 27, 2001, the Bond Portfolio's investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Expense ratios before reimbursement of expenses by an affiliated insurance company and expenses waived in 1998 by the administrator for the years ended December 31, 2000, 1999, 1998, 1997, and 1996 were as follows: 0.52%,
     0.52%, 0.55%, 0.57%, and 0.56%, respectively.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual and semi-annual reports may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Investment Company Act File No.: 811-4350